SECURITIES AND EXCHANGE COMMISSION
					Washington, D.C. 20549



						FORM 8-K

			   Current Report Pursuant to Section 13 or 15 (d) of
					the Securities Exchange Act of 1934


					TRACKER CAPITAL CORP.
					----------------------
				  (Name of Small Business Issuer)

Delaware                                                       98-0336578
-------------------------        ----------------         -----------------
(State or Other Jurisdiction of  Commission File          I.R.S. Employer
Incorporation or Organization)    Number                Identification
Number


       Suite 700, 625 Howe Street, Vancouver, British Columbia,
                                  Canada.V6C 2T6
------------------------------------------------------------------------
          (Address of Principal Executive Offices including Zip Code)


						(604) 681-7474
					--------------------------
					(Issuer's Telephone Number)


Securities to be Registered Under Section 12(b) of the Act:  None

Securities to be Registered Under Section 12(g) of the Act: Common Voting Stock, NPV

Number of outstanding shares of each class of the Issuer's classes of capital or common shares of Rival Technologies Inc.: 750,000 common shares with par value $.0001.

Date of earliest event reported: June 28, 2002

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				INFORMATION TO BE INCLUDED IN THE REPORT

INFORMATION TO BE INCLUDED IN THE REPORT

Convention

	In this Form 8K all references to "Canada" are references to The Dominion of Canada. All references to the "Government" are references to the government of Canada. Unless otherwise noted all references to "shares" or "common stock" are references to the common shares of Rival Technologies Inc (the "Company").

	In this document, all references to "SEC" are reference to the United States Securities and Exchange Commission. References to "$", "Cdn
Dollars", or "Cdn$" are to the currency of Canada and all references to "US Dollars"or "US$" are to the currency of the United States of America.
Solely for the convenience of the reader, this Form 8-K contains translations of certain Cdn Dollars amounts into US Dollars at specified rates.

Exchange Rate Information

	The rate of exchange means that noon buying rate in New York City for cable transfer in Canadian dollars as certified for customs proposed by the Federal Reserve Bank of New York. The average rate means the average of the exchange rates on the last date of each month during a year.


			2001		2000		1999		1998		1997

High			1.6034	$1.5583	$1.4849	$1.5770	$1.4328
Low			1.4935	1.4318	1.4420	1.4100	1.3470
Average for
Period		1.5494	1.4854	1.4857	1.4894	1.3800
End of Period	1.5928	1.4995	1.4433	1.5375	1.4328

The exchange rate on June 24, 2002 was 1.527.

The high and low exchange rates for the most recent six months are as follows:


			Nov.	   Dec.	January	February	March	   April
			2001	   2001	2002		2002		2002	   2002
	High		1.6034  1.5977	1.6125	1.6121	1.6028   1.6023
	Low		1.5728  1.5610	1.5873	1.5859	1.5741   1.5603

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ITEM 1.  	CHANGES IN CONTROL OF REGISTRANT.

(a)	Merger Agreement

	Pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated May 30,2002, Rival Technologies Inc. (the "Company"), a British Columbia corporation, acquired all the outstanding shares of common stock of Tracker Capital Corp. ("Issuer"), a Delaware corporation, from the shareholders thereof in an exchange of an aggregate of 150,000 shares of common stock of the Company and other consideration consisting of cash and payments of certain fees and expenses equal to Cdn$30,000 (the "Acquisition"). Immediately following the Acquisition Rival Technologies (Delaware) Inc. ("Subco") a Delaware corporation and a wholly-owned subsidiary of the Company merged with the Issuer (the "Merger").

	The Acquisition was approved by the unanimous consent of the Board of Directors of the Prior Issuer and its shareholders on June 14, 2002. The Acquisition was effective on June 17, 2002. The Merger was approved by unanimous consent of the respective Board of Directors of Subco and the Issuer on June 17, 2002. The Merger was effective on June 25, 2002. The Acquisition and Merger is intended to qualify as reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

	Upon effectiveness of the Acquisition and Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to The Issuer for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective June 28, 2002.

	A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b)	Control of the Company

	The Company had 5,953,934 shares of common stock issued and outstanding prior to the Acquisition, and will have 6,103,934 shares issued and outstanding following the Acquisition. The Issuer had 750,000 shares of common stock issued and outstanding prior and after the Acquisition.

	The following table sets forth each person known by The Issuer to be the beneficial owner of five percent or more of the Issuer's Common Stock, prior to the closing of the Acquisition, all directors individually and all directors and officers of the Issuer as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

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                   Name and Address         Amount and Nature    Percent of
Title of Class     of Beneficial Owner      of Beneficial Owner    Class
 -------------     -------------------      -------------------  ----------
--
Common shares      Jeffery Lightfoot		750,000		100%
No par value       700-625 Howe Street
	             Vancouver BC

All Directors and Officers as a Group	      750,000	      100%

The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of June 25, 2002, after taking into effect the Acquisition, of (1) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (2) each of the Company's directors and officers, and (3) all directors and officers of the Company as a group:

                   Name and Address         Amount and Nature    Percent of
Title of Class     of Beneficial Owner      of Beneficial Owner    Class
 -------------     -------------------      -------------------  ----------
--
No Par Value 	Perry Guglielmi
Common Stock	President and Director	    45,131 Shares        0.73 %
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value	Robin J. Harvey	               0 Shares           0 %
Common Stock	Director
			Suite 200, 100 Park Royal
			West Vancouver, BC,
			Canada, V7T 1A2

No Par Value   	Elio Guglielmi			834,087 Shares	 13.6 %
Common Stock      Holder of Over 5%
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value   	Peter G. Matthews		    4,096,087 Shares	67.14 %
Common Stock      Holder of Over 5%
		Suite 200, 100 Park Royal
		West Vancouver, BC,
		Canada, V7T 1A2

All Directors and Officers as a Group	        45,131 Shares	 0.73 %

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(1)	All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents that are exercisable within 60 days.

(2)  	Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

As of March 26, 2002 the Company had 141 shareholders of record.

Other than as disclosed above the Company is not aware of any other company, any foreign government or any other person, jointly or severally, that directly or indirectly controls the Company. The Company is not aware of any arrangements the operation of which may at a future date result in a change in control of the Company.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of the Company's common stock that may be acquired upon exercise of stock options or warrants are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Company's common stock indicated as beneficially owned by them.

(c)    Description of Tracker Capital Corp.

Tracker Capital Corp ("the Issuer") was organized under the laws of the State of Delaware on October 18, 2000. The Issuer was organized for the purposes of creating a corporate vehicle to locate and acquire an operating business entity which management of the Issuer felt would be a suitable acquisition (a "Target Company"). The Issuer recognized that as a result of its limited financial, managerial and other resources, the number of suitable potential businesses that would be available to it would be limited. The Issuer's principal business objective was to seek long-term growth potential in the business in which it intended to participate in rather than immediate, short-term earnings.

The Issuer did not restrict its search to any specific business, industry or geographical location. It sought to acquire a Target Company which was looking to avail itself of the benefits of being a "reporting issuer" in order to facilitate capital formation to expand into new markets.

In order to better facilitate its business goals the Issuer voluntarily filed with the SEC a Form 10SB12G on December 22, 2000 and became a "reporting issuer" under the 1934 Act on January 20, 2001.

The Issuer did not, until the Merger, engage in any business activities other than the identifying, investigating, and analyzing potential Target Companies. Since its formation the Issuer has had limited finances and no material assets or liabilities. Under the terms of the Merger, the outstanding assets and liabilities of the Issuer were assumed by Subco. The Company is not obligated to pay any outstanding liabilities of the Issuer as a result of the Merger.

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

(a)	Criteria for Merger

The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the Issuer and the Company.

In evaluating the Acquisition, the Issuer used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. The Issuer determined that the consideration for the merger was reasonable. In evaluating the Issuer, the Company placed a primary emphasis on the Issuer's status as a reporting company under the Section 12(g) of the Securities Exchange Act of 1934, (the "Act") as amended, and the Issuer's facilitation of the Company becoming a reporting company under the Act.

(b)	Corporate History of the Company.

The Company was incorporated in the Province of British Columbia, Canada on February 10, 1987 under the name North American Fire Guardian Technologies Inc. On March 20, 2000 the Company changed its name to Rival Technologies Inc.

On January 28, 2000 the Company consolidated its issued and outstanding share capital on a 10 to 1 basis such that 14,951,290 issued common shares were consolidated into 1,495,129 issued common shares. At the same time the Company cancelled 452,500 escrow shares, leaving a balance of 1042,629 common shares issued and outstanding. On November 5, 2001 the Company settled outstanding debt of $1,070,098 by issuing 4,661,305 common shares. On December 3, 2001, the Company completed a private placement of $30,000 by issuing 250,000 common shares plus 250,000 warrants to purchase an 250,000 common shares at a purchase price of $0.15 per share until December, 2003.

Trading

The Common Shares of the Company are currently listed on the TSX Venture Exchange under the symbol RTI.

Offices

The Company has executive offices at Suite 300, 625 West Kent Avenue N., Vancouver, British Columbia, Canada.V6E that consists of 2,000 square feet. The Company has entered into a lease agreement that expires in July, 2004 at a cost of approximately $3,000 per month. The Company maintains storage space for inventory in a bonded warehouse located in Montreal, Quebec, Canada. This storage is maintained on a monthly basis at a cost of $225 per month. As most storage and manufacturing activities of the Company are carried our by others on a contractual basis the Company believes its present business premises are adequate for its current needs.

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Employees

As of June 13, 2002, the Company has one full time and no part time employees. From time-to-time, the Company uses and intends to continue using the services of independent contractors and consultants to support product research and development, marketing, sales and business development. Currently the Company utilizes the services of approximately one part-time and no full-time consultants depending on need.

Business of the Company.

The Company was incorporated in 1987 for the purpose of developing a line of fire extinguishing products that would be an alternative to Halon.
These products consist of vapor gas that smothers a fire in confined areas. They are used in commercial applications where water or solid chemicals would cause damage to expensive equipment, such as computers. The Company developed a product, known as NAF, with two main advantages over Halon, being less toxic to humans and less damaging to the Ozone layer.

The Company has participated in environmental policy with the United States Environmental Protection Agency ("EPA"), as well as standardization of the clean agent fire extinguishing applications through the National Fire Protection Association ("NFPA"). On November 13, 1996, the Company received an acceptable determination from the EPA for its NAF S-III product, allowing the Company to sell the product in the United States. Sales of NAF S-III in North America have been steady over the past number of years. However, at the same time environmental policy in the United States and Canada has moved the fire products industry towards less use of Ozone depleting products. As a result, the Company believes that future growth in sales of NAF S-III will be limited. The Company intends to expand its business operations in the next year through the acquisition of additional fire prevention products or other special situations.

Competition

The Company faces competition from existing manufacturers, distributors and suppliers. As a member of National Fire Protection Association, the Defense Fire Protection Association and the United Nations Halon Replacement Subcommittee, the Company is versed on the fire extinguishant alternatives currently available and those proposed for the future. While the Company believes that it can compete effectively, many competitors have substantially greater resources and recognized business names.

Products

NAF S-III is an advanced extinguishing formula developed by the Company as an economical, effective, environmentally friendly alternative to Halon 1301 in total flooding fire suppression systems. NAF S-III is a unique blend of hydrochlorofluorocarbons (HCFC), and an ingredient added to decrease the production of breakdown products such as hydrogen fluoride
(HF), to produce an effective fire-fighting agent. This blend is used so that the physical and fire extinguishing properties can be optimized while remaining environmentally benign.

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Because NAF S-III is primarily a blend of HCFC, it is a halogenated agent and shares some characteristics with other halogenated agents including halon 1301. However, NAF S-111 is environmentally safer than anything currently available for commercial users. It has significantly lower ozone depletion potentials and global warming potentials, and its atmospheric lifetime is much shorter (seven years for NAF S-III versus 107 years for Halon 1301). NAF S-111 can be used in total flood or fixed system commercial applications. NAF S-III is listed as an acceptable alternative to Halon 1301 under the EPA's Significant New Alternatives Policy (SNAP) Program and on Environment Canada's Ozone Depleting Substances Alternatives and Suppliers List.

Physical Properties				NAF S-III(tm)

Molecular Weight					92.9
Liquid Density at 25*C (g/ml) 		1.2
Vapor Density at 20*C (kg/m3) 		3.86
Vapor Pressure at 25*C (kPa) 			948
Boiling Point at 1 atm. 			-38.3*C
Relative Dielectric Strength at 25*C 	1.32
Residue none


	The NFPA 2001 Standard prescribes two approaches for the determination of design concentration. For Class B fires (flammable liquids and gases) the standard requires that a design concentration be demonstrated cup burner extinguishing concentration value plus a 20 percent safety factor. For Class A surface fires, the standard requires that a minimum design concentration be one determined by test - as part of a listing program - plus a 20 percent factor of safety. For NAF S-III(tm) the minimum design concentration for Class A fires is 8.6%.

NAF S-III has received regulatory recognition including the following:

- NAF S-III is listed as an acceptable alternative to Halon 1301 in the EPA Significant New Alternatives Policy (SNAP) list.

- NAF S-III is included in Environment Canada's Ozone Depleting Substance Alternatives Suppliers List.

- NAF S-III is Included in NFPA 2001 Standard on Clean Agent Fire
Extinguishing Systems produced by the National Fire Protection Association.

- NAF S-III is listed by Underwriters' Laboratories of Canada (ULC) under their Component Recognition Program.

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Distribution/Customers

	The Company currently distributes NAF S-111 throughout North America with its inventory located in New Jersey, USA and Montreal, Canada. It also has established relationships with chemical manufactures in North America to enable further distribution across the United States and Canada.

The Company currently has two customers, one of which, Tyco International Ltd., is the world's largest manufacturer and installer of fire and safety systems. Tyco (www.tyco.com) is also the largest provider of electronic security services in North America and the United Kingdom, with strong leadership positions in disposable medical products, packaging materials, flow control products, electrical and electronic components and underwater telecommunications systems. Tyco's Fire and Security Services' unit is the world's largest manufacturer, installer and service of fire protection, life safety systems and services. Its highly successful ADT dealer program, first developed in the US, is now being implemented in fifteen countries and has generated over 250,000 new accounts to date.

Tyco's Fire and Security Services' unit manufactures, distributes, installs and maintains systems and services for building, transportation and life-safety applications that protect people and property, improve facilities and increase productivity. This unit's major products, systems and services include the following:

- Installation, maintenance and continuous monitoring of electronic security systems for commercial and residential applications.

- Comprehensive fire protection, detection, suppression and alarm systems, automatic fire sprinkler products, and special hazards equipment.

- Industrial and portable fire extinguishers, extinguishing agents, fire hydrants, firefighting and life-safety apparatus.

- Design, installation, inspection, maintenance and services for electrical, mechanical and marine applications.

Tyco operates in more than 80 countries, has over 180,000 employees and had consolidated operating revenues at their fiscal year end in 2001 of US$34,036.6 million, up 17% from the previous year. Tyco's shares trade on the New York (TYC), London (TYI) and Bermuda (TYC) stock exchanges.

Flag Fire Equipment (www.flagfire.com) was established in 1961 for the purpose of design, development, manufacturing and marketing of fire protection equipment. In 2001, it became part of the Tyco International Group of companies. Flag Fire is a manufacturer of premiere portable fire extinguishers and supplies the international market. Known for a unique design and durable construction, Flag Fire presents an industrial strength unit fit for both the homeowner and the business owner.

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	GMB Group International Holding (www.gmb-group.com) provides global services for fire and gas protection, and is based in Milan with subsidiaries in Italy, France, Spain, Canada, Russia, Brazil, and Switzerland. As a supplier of safety equipments & systems, GMB ensures a high level of quality in the provision of products and services is maintained by adhering to the most stringent Quality Assurance procedures. Its SES ENSER Engineering SpA is certified according to ISO 9001 by Det Norske Veritas, registration no. SQ0510-IT. GMB conducts its operations according to international standards, which include NFPA, ASTM, CENELEC, UL/ULC and BS.

Proprietary Technology

	The Company has no proprietary technology or proprietary rights over its products.

Manufacturing

	The Company uses an independent contractor to manufacture NAF S-III for sale in the United States and Canada, as and when needed to fulfill orders from customers.

Marketing Strategy

	The fire protection industry is a relatively small group of established businesses that know and deal with one another. The Company became known by participating in environmental policy with the EPA and standardization of the clean agent fire extinguishing applications. The Company has achieved product recognition from the fire industry's leading safety testing authority, Underwriter's Laboratories. This has allowed the Company to sell NAF S-111 offering UL listed fire suppression systems that incorporate the product in their OEM equipment.

	The Company also markets to system engineers, equipment manufacturers and independent distributors. Engineers develop total flood systems and recommend the equipment and extinguishing agent best suited to their respective plans. They are therefore a significant market group for the Company. However, thousands of systems are currently in operation worldwide and there is no guarantee that the Company will succeed in marketing to this key group. Equipment manufacturers and distributors are responsible for any changeover and are also targets of the Company's marketing strategy. As NAF S-III is virtually a "drop-in" replacement for Halon 1301, it is an attractive and economical alternative. Many manufacturers have their own distribution networks worldwide:
subcontractors and agents who install extinguishing systems and refill containers with product as required.

	The Company's marketing strategy also targets end users that are currently major consumers of Halon 1301 and the Company will inform them of NAF S-III's merits. The Company will continue to attend various industry meeting and conferences on Halon alternatives in order to build credibility and its name recognition in the industry.

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Funding requirements

	The Company has been engaged in the distribution and sale of NAF products since its inception. This business provides sufficient revenue to meet the Company's current working capital requirements. Management believes the business should concentrate on financing its own self-development for the immediate short term.

	As a long-term strategy, the Company intends to raise additional capital through a private placement or public offering of stock, if and when the opportunity to expand its business operations arises. The proceeds received from any immediate stock offerings will be used to finance the expansion of the Company's business operations. The Company believes it will need to raise additional funds in order to expand its operations, and its ability to expand operations will therefore depend upon its ability to raise additional funds through bank borrowings, equity or debt financing. There is no assurance that the Company will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on terms acceptable to the Company.

	The Company anticipates raising such additional capital through public or private financings, as well as through loans and other resources. There is no assurance that the necessary funds would be available to the Company on terms and conditions acceptable to it. Failure to obtain such additional funding could result in delay or indefinite postponement of some or all of the Company's products to the market place or the ability to supply sufficient product to the market place on a continual and profitable basis.

(c) 	Management's Discussion and Analysis of Financial Condition and
Results of Operations

United States Generally Accepted Accounting Principles

	See note 9 to the Financial Statements for a comparison of Canadian GAAP and United States GAAP as applicable to the Company's operations.

Year Ended December 31, 2000 ("Fiscal 2000") compared to December 31, 1999 ("Fiscal 1999")

General and Administrative

	General and Administrative costs were $178,969 in Fiscal 2000 as compared to $390,025 in Fiscal 1999, representing a decrease of 54%. This decrease was primarily attributed to efficiency improvements in the Company's administrative operations.

Research and Development

	The Company incurred $162,291 in Research and Development costs relating to its NAF product during fiscal year 2000.

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Liquidity and Capital Resources

	To date, virtually all funding for the Company's business and ongoing operations has come from common share issuances. During Fiscal 2000, the Company issued no new common shares.

	The Company's cash position at December 31, 2000 was $5,894 as compared to $40,925 at December 31, 1999, representing a decrease of 86%.

	The Company's net working capital position (current assets less current liabilities) decreased to negative ($1,164,655) in Fiscal 2000 from negative ($1,001,202) in Fiscal 1999 due primarily to decreasing inventory.

	In Fiscal 2000, operating activities created a net loss of $163, 453. This loss was offset primarily through the sale of excess inventory.

Year Ended December 31, 2001 ("Fiscal 2001") compared to December 31, 2000 ("Fiscal 2000")

General and Administrative

	General and Administrative costs were $104,090 in Fiscal 2001 as compared to $178,969 in Fiscal 2000, representing a decrease of 42%. This decrease was primarily attributed to efficiency improvements in the Company's administrative operations.

Research and Development

	The Company did not incur any Research and Development costs during fiscal year 2001.

Liquidity and Capital Resources

	To date, virtually all funding for the Company's business and ongoing operations has come from common share issuances. During Fiscal 2001, the Company raised approximately $30,000 in equity, and converted $1,070,098 of debt into common shares.

	The Company's cash position at December 31, 2001 was $22,407 as compared to $5,894 at December 31, 2000, representing a increase 380%.

	The Company's net working capital position (current assets less current liabilities) increased to $9,140 in Fiscal 2001 from negative ($1,164,655) in Fiscal 2000 due primarily to the conversion of $1,070,098 in debt of to equity, plus a private placement of $30,000 in Fiscal 2001.

	In Fiscal 2001, operating activities provided sufficient cash to pay operating overhead, leaving a marginal gain of $212 before other items.
On November 5, 2001 the Company settled outstanding debt of $1,070,098 by issuing 4,661,305 common shares. On December 3, 2001, the Company completed a private placement of $30,000 by issuing 250,000 common shares plus 250,000 warrants to purchase an 250,000 common shares at a purchase price of $0.15 per share until December, 2003.

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Capital Requirements

	The Company's greatest cash requirements during Fiscal 2002 will be for funding the expansion of business operations. The Company will be seeking to fund activities and other operating needs in the next twelve months from funds to be obtained through private placements or public offerings of debt or equity securities.

	Subsequent to the next 12 months, the Company plans to continue financing it operations and capital requirements with new private financings and public offerings of debt and equity securities.

	The Company proposes to raise additional financing through the sale of equity securities during the next fiscal year, although there can be no assurance that such funding will be available or that such funding, if available, can be obtained on terms acceptable to the Company. In the event that future equity financing cannot be raised or negotiations for joint venture funding are not successful, the Company's activities may be curtailed.

	There is no assurance that the Company will earn revenue, operate profitably or provide a return on investment to its security holders. The Company currently has no commitments of a material nature.

Qualitative Information about Market Risk

Currency Exchange Rate Sensitivity

	The results of the Company's operations are subject to currency transnational risk and currency transaction risk. Regarding currency transnational risk, the operating results and financial position of the Company and Company's subsidiaries are reported in Canadian dollars in the Company's consolidated financial statements. The fluctuation of the US dollar in relation to the Canadian dollar will therefore have an impact upon the profitability of the Company and may also affect the value of the Company's assets and the amount of shareholders' equity.

	In regards to transaction risk, the Company's functional currency is the Canadian dollar and its activities are predominantly executed using the Canadian dollar. The Company incurs a relatively small portion of its expenses in U.S. dollars. The Company has not entered into any agreements or purchased any instruments to hedge any possible currency risks at this time.

Interest Rate Sensitivity

	The Company currently has no significant short term or long term debt requiring interest payments. As a result, the Company has not entered into any agreement or purchased any instrument to hedge against possible interest rate risks at this time.

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Results of Operations.

	The Company has sufficient revenue from operations to meet its current operating overhead. The Company expects this revenue to remain consistent for the current operating year. The Company will require additional cash to implement the Company's business strategies, including cash for (i) payment of any increased operating expenses and (ii) expansion of business operations. No assurance can be given, however, that the Company will have access to the capital markets in the future, or that financing will be available on acceptable terms to satisfy the Company's cash requirements needed to implement the Company's business strategies. The Company's inability to access the capital markets or obtain acceptable financing could have a material adverse effect on the Company's results of operations and financial condition and could severely threaten the Company's ability to operate as a going concern.

The Company's forecast of the period of time through which the Company's financial resources will be adequate to support the Company's operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary as a result of a number of factors. The Company anticipates that it will need to raise additional capital within the next 12 months in order to continue as a going concern. Such additional capital may be raised through additional public or private financings, as well as borrowings and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution of the Company's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, the Company may be required to curtail the Company's operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to certain of the Company's assets that the Company would not otherwise relinquish.

Taxation

A brief description of certain provisions of the tax treaty between Canada and the United States is included below, together with a brief outline of certain taxes, including withholding provisions to which United States security holders are subject under existing laws and regulations of Canada and the United States; the consequences, if any, of state and local taxes are not considered. The following information is general and security holders should seek the advice of their own tax advisors, tax counsel or accountants with respect to the applicability or effect on their own taxes. The Company has not paid dividends on the common shares since inception and has no plans to pay dividends in the immediate future.

	Canadian federal tax legislation would require a 25% withholding from any dividends paid or deemed to be paid to the Company's non-resident shareholders. However, individual shareholders resident in the United
States would generally have this rate reduced to 5% through the tax treaty between Canada and the United States. The amount of stock dividends paid to non-residents of Canada would be subject to withholding tax at the same rate as cash dividends. The amount of a stock dividend (for tax purposes) would generally be equal to the amount by which the stated capital of the Company had increased by reason of the payment of such a dividend.
Interest paid or deemed to be paid on the Company's debt securities held by non-Canadian residents may also be subject to Canadian withholding tax, depending upon the terms and provisions of such securities and any applicable tax treaty, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

Under the present legislation in the United States, the Company is generally not subject to United States back-up withholding rules, which would require withholding at a rate of 20% on dividends and interest paid to certain United States persons who have not provided the Company with a taxpayer identification number, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

	Gains derived from a disposition of shares of the Company by a non-resident shareholder will be subject to tax in Canada only if not less than 25% of any class of shares of the Company was owned by the non-resident shareholder and/or persons with whom the non-resident did not deal at arm's length at any time during the five year period immediately preceding the disposition. In such cases, gains derived by a U.S. shareholder from a disposition of shares of the Company would likely be exempt form tax in Canada by virtue of the Canada-U.S. tax treaty, provided that the U.S. shareholder has not resided in Canada in the ten years immediately preceding the disposition.

	This discussion is not intended to be, nor should it be construed to be, legal or tax advice to any holder or prospective holder of common shares of the Company and no opinion or representation with respect tot he United States federal income tax consequences to any such holder or prospective holder is made. Holders and prospective holder should therefore consult their own tax advisors with respect to their particular circumstances.

Exchange Controls

There is no law or governmental decree or regulation in Canada that restricts the export or import of capital, or affects the remittance of dividends, interest or other payments to a non-resident holder of Common Shares, other than withholding tax requirements.

There is no limitation imposed by Canadian law or by the constituent documents of the Company on the right of a non-resident to hold or vote Common Shares, other than are provided in the Investment Canada Act (Canada). The following summarizes the principal features of the Investment Canada Act (Canada).

The Investment Canada Act (Canada) requires certain "non-Canadian" individuals, governments, corporations or other entities who wish to acquire a "Canadian business" (as defined in the Investment Canada Act), or establish a "new Canadian business" (as defined in the Investment Canada
Act) to file either a notification or an application for review with a governmental agency known as "Investment Canada". The Investment Canada Act requires that certain acquisitions of control by a Canadian business by a "non-Canadian" must be reviewed and approved by the Minister responsible for the Investment Canada Act on the basis that the Minister is satisfied that the acquisition is "likely to be of net benefit to Canada", having regard to criteria set forth in the Investment Canada Act. Only acquisitions of control rules for the determination of whether control has been acquired and, pursuant to those rules, the acquisition of one-third or more of the voting shares of a corporation may, in some circumstances, be considered to constitute an acquisition of control. Certain reviewable acquisitions of control may not be implemented before being approved by the Minister; if the Minister does not ultimately approve a reviewable acquisition that has been completed, the acquired Canadian business would be divested. Failure to comply with the review provisions of the Investment Canada Act could result in, among other things, an injunction or a court order directing disposition of assets or shares.

(d) Risk Factors

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.

	The Company's limited operating history makes it difficult to evaluate the Company's current business and forecast future results.

	The Company has only a limited operating history on which to base an evaluation of the Company's current business and prospects, each of which should be considered in light of the risks, expenses and problems frequently encountered in the early stages of development of all companies. This limited operating history leads the Company to believe that period-to-period comparisons of its operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance.

The Company's lack of cash flow and additional funding requirements

The Company anticipates raising such additional capital through public or private financings, as well as through loans and other resources. There is no assurance that the necessary funds would be available to the Company on terms and conditions acceptable to it.

Additional funds raised by the Company through the issuance of equity or convertible debt securities will cause the Company's current stockholders to experience dilution. Such securities may grant rights, preferences or privileges senior to those of the Company's common stockholders.

The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants, which would restrict the Company's operations.

Potential fluctuations in the Company's operating results and quarterly fluctuations may adversely affect the Company's trading price.

The Company's operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside of the Company's control. As a strategic response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions or acquisitions that could have a material short-term or long-term adverse effect on the Company's business, results of operations and financial condition.

The Company's future performance is dependent on key personnel.

The Company's performance is substantially dependent on the performance and continued efforts f the Company's President, Perry Guglielmi. The loss of the services of any of the Company's President could have a material adverse effect on the Company business, results of operations and financial condition.

The Company's ability to attract additional financing as needed may affect its future success.

Additional financing will be required by the Company to expand its business operations. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it.

There can be no assurance that additional financing if and when needed will be available on terms favorable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

Future acquisitions of other business entities by the Company would entail numerous risks and uncertainties that could have an adverse affect on its operations and financial condition.

As part of the Company's business strategy, it expects to review acquisition prospects that would complement its existing business, augment the distribution of its products or enhance its technological capabilities. Future acquisitions by the Company could result in potentially dilutive issuances of equity securities, large and immediate write-offs, the incurrence of debt and contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could materially and adversely affect the Company's business, results of operations and financial condition.

Furthermore, acquisitions entail numerous risks and uncertainties, including difficulties in the assimilation of operations, personnel, technologies, products and information systems of the acquired companies, the diversion of management's attention from other business concerns, the risks of entering geographic and business markets in which the Company has no or limited prior experience and the potential loss of key employees of acquired organizations.

No assurance can be given as to the Company's ability to successfully integrate any businesses, products, technologies or personnel that might be acquired in the future, and the Company's failure to do so could have a material adverse effect on its business, results of operations and financial condition.

Need to upgrade products and develop new technologies

Continued participation by the Company in the fire protection industry may require the investment of the Company's resources in upgrading of its NAF S-III product and technology for the Company to compete and to meet regulatory and statutory standards. There can be no assurance that such resources will be available to the Company or that the pace of product and technology development established by management will be appropriate to the competitive requirements of the marketplace.

The Company's success will depend to a substantial degree on its ability to develop and introduce in a timely manner new products and enhancements that meet changing customer requirements and emerging industry standards. The development of new, technologically advanced products and enhancements is a complex and uncertain process requiring high levels of innovation as well as the anticipation of technology and market trends.

No dividends declared or any likely to be declared in the future

	The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future, rests in the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

The possible issuance of additional shares may impact the value of the Company stock

	The Company is authorized to issue up to 100,000,000 shares of common stock. It is the Company's intention to issue more shares. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

Forward Looking Statements

	This Form 8K includes "forward-looking statements" A shareholder or prospective shareholder should bear this in mind when assessing the Company's business. All statements, other than statements of historical facts, included in this registration statement, including, without limitation, the statements under and located elsewhere herein regarding industry prospects and the Company's financial position are forward-looking statements. Although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectation will prove to have been correct.

Conflicts of Interest of certain directors and officers of the Company

From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa.

	Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. If such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

Control of the Company by Management

	Management of the Company and entities affiliated with the Company own collectively 814.% of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

	The value and transferability of the Company's shares may be adversely impacted by the limited trading market in the United States for the Company's common stock, the penny stock rules and future share issuances. There is a limited market for the Company's common stock in the United States.

The value and transferability of the Company shares may be adversely impacted by the limited trading market for the Company's common stock, the penny stock rules and futures share issuance. There is a limited market for the Company's common stock in the US.

No assurance can be given that a market for the Company's common stock will be quoted on the NASD's Over the Counter Bulletin Board.

The sale or transfer of the Company common stock by shareholders in the United States may be subject to the so-called "penny stock rules."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or effect the purchase of a penny stock by any person unless:

(a) such sale or purchase is exempt from Rule 15g-9;

(b) prior to the transaction the broker or dealer has (1) approved the person's account for transaction in penny stocks in accordance with Rule 15g-9, and (2) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and

(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The SEC adopted regulations that generally define a penny stock to be any equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (1) an equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operations for at least three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or
(iii) average revenue of at least $6,000,000 for the preceding three
years;  (2) except for  purposes of Section  7(b) of   the Exchange Act and
Rule 419, any security that has a price of $5.00 or more; and (3) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.


It is likely that shares of the Company's common stock, assuming a market were to develop in the US therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of shareholders to sell their securities in the secondary market in the US.

Moreover, the Company shares may only be sold or transferred by the Company shareholders in those jurisdictions in the US in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

Jurisdiction

The Company is a Canadian corporation. All of its directors and officers are residents of Canada and a significant part of its assets are, or will be, located outside of the United States. As a result, it may be difficult for shareholders resident in the United States to effect service within the United States upon the Company, directors, officers or experts who are not residents of the United States, or to realize in the United States judgments of courts of the United States predicated upon civil liability of any of the Company, directors or officers under the United States federal securities laws. Accordingly, United States shareholders may be forced to bring actions against the Company and its respective directors and officers under Canadian law and in Canadian courts in order to enforce any claims that they may have against the Company or its directors and officers. Subject to necessary registration under applicable provincial corporate statutes in the case of a corporate shareholder, Canadian courts do not restrict the ability of non-resident persons to sue in their courts.

The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future.

The payment by the Company of dividends, if any, in the future, rests in the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

(e)	Description of Property

Property held by the Company.

As of the dates specified in the following table, the Company held the following property on a Net Book Value basis:

     Property            December 31, 2001       December 31, 2000
     ---------           -----------------       ----------------
     Cash                 $22,407                 $ 5,894
     Receivables          $60,539                 $59,514
     Inventory            $0                      $90,000


(f)	Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of May 15, 2002 by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors and named executive officers, and (iii) all directors and executive officers of the Company as a group.


                   Name and Address         Amount and Nature      Percent
of
Title of Class     of Beneficial Owner      of Beneficial Owner(1)(2)
Class
 -------------     -------------------      -------------------  ----------
--
No Par Value 	Perry Guglielmi		    45,131 Shares        0.73%
Common Stock	President and Director
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value	Robin J. Harvey			    0 Shares	    0%
Common Stock	Director
			Suite 200, 100 Park Royal
			West Vancouver, BC,
			Canada, V7T 1A2

No Par Value      Elio Guglielmi		    834,087 Shares	 13.6%
Common Stock     	Holder of Over 5%
			Unit 300 - 625 West Kent
			Avenue North, Vancouver,
			BC, Canada, V6P 6T7

No Par Value      Peter G. Matthews		  4,096,087 Shares	 67.1%
Common Stock     Holder of Over 5%
		Suite 200, 100 Park Royal
		West Vancouver, BC,
		Canada, V7T 1A2

All Directors and Officers as a Group          45,131 Shares	 0.73%

(1) All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days.

(2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of the Company's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Company's common stock indicated as beneficially owned by them.

(g)	Directors, Executive Officers, Promoters and Control Persons
Executive Officers and Board of Directors of the Company:


Name:			Age:		Office(s):
-----             ----     --------------
Perry Guglielmi  	38       President and Director
Robin Harvey      44       Director



Biographical Information on Company's Officers and Directors:

Piero (Perry) Dante Guglielmi, President and Director

Perry Guglielmi completed studies in 1994 for international marketing from Simon Fraser University, Vancouver, British Columbia. Between 1989 and 1996, he was responsible for research and the corporate filings for the Company (formerly North American Fire Guardian Technology, Inc.). From 1996 until the present, Perry has been in charge of marketing, customer support, and national sales. He was appointed President of the Company on May 15, 2002.

Robin Harvey, Director

Robin Harvey's corporate background includes working at Club Med Sales as the Sales, Transportation & Marketing Manager in Vancouver, B.C., from 1990 to 1996 where she was responsible for sales management to the Western Canadian travel industry, including promotional development, operational budgets, media buying and planning for the region. Subsequently, she was Corporate Sales Manager & Promotional Sales & Marketing Manager, British Columbia for AVIS Rent a Car until 2000. At Avis, she was responsible for corporate sales and marketing, establishing new business, territory management and development and expansion of "on-line" marketing relationships and CRM development, promotions, special events, trade and media relationships and location expansions including "start ups". In 2001, Robin Harvey became President of Mytravelguide.com, Inc., a reporting issuer in the United States traded on the NASD OTC BB. She resigned from this position in September, 2001 due to a merger and change of control of this company. She is currently with RJH Production Group of (where) as an Independent Marketing Contractor.

(h)	Executive Compensation - Remuneration of Directors and Officers.

Any compensation received by officers, directors, and management personnel of the Company will be determined from time to time by the Board of Directors of the Company. Officers, directors, and management personnel of the Company will be reimbursed for any out-of-pocket expenses incurred on behalf of the Company.

Summary Compensation Table.

The table set forth below summarizes the annual and long-term compensation for services in all capacities to the Company payable to the Chief Executive Officer of the Company and the other executive officers of the Company whose total annual salary and bonus is anticipated to exceed $30,000 during the year ending 2002.

                            SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

Name and                                    Other Annual      All Other
Principal       Year   Salary   Bonus($)  Compensation ($)   Compensation
Position
-------------------------------------------------------------------------
Perry Guglielmi 2002  $30,000    None         None               None
President, CEO
and Director


Compensation of Directors

Directors who are also employees of the Company receive no extra compensation for their service on the Board of Directors of the Company. There are no standard or other arrangements pursuant to which the Company's directors were compensated in their capacity as such during the 2001 fiscal year, nor do they receive any compensation for attending meetings of the Board of Directors or serving on committees of the Board of Directors. The Company may, however, determine to compensate its directors in the future. Directors are entitled to reimbursement of expenses incurred in attending meetings.

The Company does not have a compensation committee of the board of directors established.

Employment Contracts

The Company has not entered into any employment contracts.

Stock Option Plans

The Board of Directors of the Company have not adopted a stock option plan but may do so in the future. The terms of any such plan have not been determined.

Option Grants in the 2001 Fiscal Year

No options are currently outstanding nor were granted by the Company in the 2001 Fiscal year.

Aggregate Option Exercised in the Last Fiscal Year and Fiscal Year- End Option Values

No stock options were exercised by any executive officer of the Company during the 2001 fiscal year.

(i)	Certain Relationships and Related Transactions

The Company will attempt to resolve any such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to the Company and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company on or behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to the Company.

(j)	Legal Proceedings

There are no legal actions pending against the Company nor are any such legal actions contemplated.

(k) 	 Market for Common Equity and Related Stockholder Matters

	The Common Shares of the Company are listed on the TSX Venture Exchange under the symbol RTI. The following table sets out the market price range of the Common Shares on the TSX Venture Exchange for each full quarterly period within each of the calendar years indicated:

Fiscal Quarter		High Bid	Low Bid	Volume
2002
First Quarter		$.20		$.11		30,690

2001
First Quarter		$.20		$.15		31,011
Second Quarter		$.15		$.15		 8,367
Third Quarter		$.23		$.12		21,805
Fourth Quarter		$.15		$.08		17,327

2000
First Quarter		$2.50		$.20		41,700
Second Quarter		$1.15		$.70		20,200
Third Quarter		$.45		$.32		15,900
Fourth Quarter		$.35		$.17		80,100

	During this period there was no active trading market for the shares of the Company in the United States, although United States residents may have purchased shares in Canada.

With the completion of the Merger, the Company will apply for participation on the OTC Bulletin Board, an electronic quotation medium for securities traded outside the Nasdaq Stock Market. There can be no assurance that the Company will be approved for participation on the OTC Bulletin Board.

(l)	Recent Sales of Unregistered Securities

The following table discloses all sales of securities of the Company during the preceding three years:

Date Securities Sold       	Number and Class of      Consideration
Received
                           	Securities               by Company

November 5, 2001			4,661,305 common shares  $1,070,098
December 23, 2001               250,000 common shares      30,000

(m)	Description of Securities

The Company is authorized to issue 100,000,000 shares of common stock, no par value, each share of common stock having equal rights and preferences, including voting privileges. The Company is not authorized to issue shares of preferred stock. As of June 13, 2002, there were 5,953,954 shares of the Company's common stock issued and outstanding.

The shares of no par value common stock of the Company constitute equity interests in the Company entitling each shareholder to a pro rata share of cash distributions made to shareholders, including dividend payments. The holders of the Company's common stock are entitled to one vote for each share of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors of the Company or any other matter, with the result that the holders of more than 50% of the shares voted for the election of those directors can elect all of the Directors. The holders of the Company's common stock are entitled to receive dividends when, as and if declared by the Company's Board of Directors from funds legally available therefore; provided, however, that cash dividends are at the sole discretion of the Company's Board of Directors. In the event of liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities of the Company and after provision has been made for each class of stock, if any, having preference in relation to the Company's common stock. Holders of the shares of Company's common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Company's common stock. All of the outstanding shares of Company's common stock are duly authorized, validly issued, fully paid and non-assessable.

(n)	Indemnification of Directors and Officers

Section 128 of the Company Act of British Columbia provides that a corporation may, with the approval of the court, indemnify a person who is a director or former director of the company against all costs, charges and expenses, including an amount to settle an action or satisfy a judgment, actually and reasonably incurred by the person because of being or having been a director, if the person acted honestly and in good faith with a view to the best interests of the corporation and in the case of criminal or administrative action or proceeding, the person had reasonable grounds for believing that the person's conduct was lawful.

DISCLOSURE OF OPINION OF SECURITIES AND EXCHANGE COMISSION
REGARDING INDEMNIFICATION FOR SECURITIES ACT LIABILITIES INSOFAR AS INDEMNIFICATION FOR LIABILITIES OCCURRING PURSUANT TO THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT OF 1933 AND IS, THEREFORE, UNENFORCEABLE.

(o)	Financial Statements

	The financial statements of the Company have been prepared on the basis of Canadian GAAP. A reconciliation to U.S. GAAP is included therein.

Copies of the financial statements specified in Regulation 228.310 (Item
310) are filed with Form 8K (see Item 7 below).

ITEM 3.	 BANKRUPTCY OR RECEIVERSHIP.

	Not Applicable

ITEM 4. 	CHANGES IN REGISTRANT'S ACCOUNTANT.

	Not Applicable

ITEM 5.	OTHER EVENTS.

Successor Issuer Election

	Upon effectiveness of the Merger on June 25, 2002, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Commission, the Company became the successor issuer to the Issuer for reporting purposes under the Securities Exchange Act of 1934 (the "Exchange Act") and elects to report under the Exchange Act effective June 25, 2002.

Foreign Private Issuer

	As a foreign private issuer the Company will be exempt from the rules under the United States Securities Act of 1934, as amended prescribing the furnishing and content of proxy statements, and officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the said Act.

	The Company will furnish its shareholders with its annual reports, which will include a review of operations and annual audited financial statements prepared in conformity with U.S.
GAAP.

Jurisdiction

The Company is a British Columbia corporation. All of its directors and officers are residents of Canada and a significant part of its assets are, or will be, located outside of the United States. As a result, it may be difficult for shareholders resident in the United States to effect service within the United States upon the Company, directors, officers or experts who are not residents of the United States, or to realize in the United States judgments of courts of the United States predicated upon civil liability of any of the Company, directors or officers under the United States federal securities laws. Accordingly, United States shareholders may be forced to bring actions against the Company and its respective directors and officers under British Columbia law and in British Columbian courts in order to enforce any claims that they may have against the Company or its directors and officers. Subject to necessary registration under applicable provincial corporate statutes in the case of a corporate shareholder, British Columbian courts do not restrict the ability of non-resident persons to sue in their courts.

ITEM 6. 	RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

The officer and director of the Issuer, Jeffery Lightfoot erHe Herresigned such offices as a result of the merger with the Company. The officers and directors of the Company will continue as the officers and directors of the successors issuer.

ITEM 7.	FINANCIAL STATEMENTS

(a) Index to Financial Statements

Audited Financial Statements of the Company

Independent Accountant's Report                                 F-1 - F-2

Balance Sheet as at December 31, 1999, December 31, 2000, and
December 31, 2001                                               F-3

Statement of Income, Loss and Deficit for the years ended
December 31, 1999, December 31, 2000 and
December 31, 2001                                               F-4

Statement of Cash Flows for the years ended December 31, 1999,
December 31, 2000 and December 31, 2001                         F-5

Notes to Financial Statements                                   F-6 - F11


(b) Index to Exhibits.

Copies of the following documents are filed with this Form 8K as exhibits:

Exhibits                                                        Page

1   Memorandum and Articles of Incorporation                    E-1 - E-24

2   Certificate of Name Change                                  E-25

3.   Merger Agreement between the Company
      and Tracker Capital Corp.                                 E-26 - E-40

Grant Thornton LLP
Chartered Accountants
Management Consultants
Canadian Member of
Grant Thornton International






							Rival Technologies Inc.
							Financial Statements
							(Expressed in Canadian Dollars)
							December 31, 2001, 2000 and 1999

Grant Thornton LLP
Chartered Accountants
Management Consultants
Canadian Member of
Grant Thornton International







Report of Independent Auditors

To the Shareholders of
Rival Technologies Inc.

We have audited the balance sheets of Rival Technologies Inc. as at December 31, 2001 and 2000 and the statements of operations, deficit and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Canada for the years ended December 31, 2001, 2000 and 1999 and in accordance with auditing standards generally accepted in the United States of America for the years ended December 31, 2001 and 2000. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2001 and 2000 and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 in accordance with Canadian generally accepted accounting principles. As required by the Company Act of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.

									GRANT THORNTON LLP
Vancouver, Canada
March 4, 2002							Chartered Accountants

Comments by Auditors for U.S. Readers

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern, such as described in Note 1 to the financial statements. Our report to the shareholders dated March 4, 2002, is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

									GRANT THORNTON LLP
Vancouver, Canada
March 4, 2002							Chartered Accountants

Rival Technologies Inc.
Balance Sheets
(Expressed in Canadian Dollars)
December 31							2001		2000
----------------------------------------------------------------------
Assets
Current
	Cash							$22,407	$ 5,894
	Receivables						 60,539	 59,514
	Inventories							-	 90,000
	Prepaids						  2,713	  2,713
                                                --------	---------
								 85,659     158,121
Capital assets (Note 3)						-	    205
                                                --------	---------
								$85,659	$158,326
----------------------------------------------------------------------
Liabilities
Current
	Payables						$76,519	$248,396
	Due to related parties (Note 4)			-	1,074,380
                                                --------	---------
								 76,519	1,322,776
                                                --------	---------
Shareholders' Equity (Deficiency)
Capital stock (Note 5)					6,374,727	5,785,371
Deficit						     (6,365,587)(6,949,821)
                                                --------	---------
								  9,140   (1,164,450)
                                                --------	---------
								$85,659	$158,326
----------------------------------------------------------------------
Going concern (Note 1)



See accompanying notes to the financial statements.

Rival Technologies Inc.
Statements of Operations and Deficit
(Expressed in Canadian Dollars)
Years Ended December 31				2001		2000		1999

Sales							$229,924	$242,317	$269,031

Cost of sales					 125,622	 226,801	 134,515
                                          --------	--------	---------
Gross profit					 104,302	  15,516	 134,516

Royalty income						-		-	 173,970
                                          --------	--------	---------
							 104,302	  15,516	 308,486
                                          --------	--------	---------
Expenses
	Accounting and legal			  18,573	  23,837	  44,873
	Depreciation and amortization
	  Deferred development costs (Note 6)	-		-	 219,570
	  Licences and other			     205		-	 291,398
	Management services			  14,600	  71,245	 227,274
	Office and other				  19,467	  25,269	  30,867
	Regulatory fees				  10,498	  11,622	   7,101
	Rent						  33,529	  32,225	  29,542
	Research and development costs (Note 6)	-		-	 162,291
	Telephone and utilities			   6,595	   8,131	  14,022
	Travel and automobile			     623	   6,640	  36,346
                                          --------	--------	---------
							 104,090	 178,969	1,063,284
                                          --------	--------	---------
Earnings (loss) before other items		     212	(163,453)	(754,798)

Gain on settlement of debt			 584,022		-		-
                                          --------	--------	---------
Net earnings (loss)				$584,234	$(163,453)
	$(754,798)
                                          --------	--------	---------
Weighted average number of shares		2,033,507	1,118,046	1,042,629
                                          --------	--------	---------
Basic earnings (loss) per share		$0.28		$(0.16)	$(0.51)
                                          --------	--------	---------
Fully diluted earnings (loss) per share	$0.25		$(0.16)	$(0.51)
                                          --------	--------	---------
Deficit, beginning of year
$(6,949,821)$(6,786,368)$(6,031,570)

Net earnings (loss)				 584,234	(163,453)	(754,798)
                                          --------	--------	---------
Deficit, end of year
$(6,365,587)$(6,949,821)$(6,786,368)
                                          --------	--------	---------


See accompanying notes to the financial statements.

Rival Technologies Inc.
Statements of Cash Flows
(Expressed in Canadian Dollars)
Years Ended December 31				2001		2000		1999

Cash derived from (applied to)
	Operating
		Net earnings (loss)		$584,234	$(163,453) $(754,798)
		Depreciation and amortization	     205		-	 510,968
		Gain on settlement of debt	(584,022)		-		-
		Change in non-cash
		operating working capital
			Receivables and
			Prepayments			  (1,025)	  (27,579)	  (6,974)
			Inventories			  90,000	  121,203	 (78,081)
			Payables and accruals	(102,097)	    2,596	  181,818
			Due to related parties	    (782)	   32,202	  164,332
                                          ---------	---------	---------
							 (13,487)	  (35,031)	   17,265

	Financing
		Private placement of shares	  30,000		-		-
                                          ---------	---------	---------
Net increase (decrease) in cash		  16,513	  (35,031)	  17,265

Cash

	Beginning of year				   5,894	   40,925	  23,660
                                          ---------	---------	---------
	End of year					$ 22,407	$   5,894	  40,925
                                          ---------	---------	---------
Non-cash items not included in cash flows:
	Settlement of outstanding debt resulting in:
		Decrease in payables and
		Accruals				$(69,780)	$	-	$	-
		Decrease in due to related
		Parties				(1,073,598)		-		-
		Increase in capital stock	   559,356		-		-


See accompanying notes to the financial statements.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


1.	Operations and going concern

The company sells fire extinguishants and fire retardant products in Canada. Formerly, the company was the exclusive licensed manufacturer and distributor worldwide of a brand of fire extinguishants and fire retardant products. The licence agreement was terminated in December 1999. During the three years ended December 2001, all sales were made to customers in Canada.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

The company's continued existence is dependent upon its ability to raise substantial capital, maintain adequate financing arrangements and to generate profitable operations in the future. During 2001, control of the company passed to a new group that is actively seeking to raise capital and to identify possible business acquisitions.

These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern assumption were not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.

2.	Summary of significant accounting policies

Basis of accounting

These financial statements have been prepared in accordance with accounting principles generally accepted in Canada. As described in Note 9, these principles differ in certain respects from those that the company would have followed had its financial statements been prepared in accordance with accounting principles generally accepted in the Unites States of America.

Use of estimates

In conformity with Canadian generally accepted accounting principles, management is required to make estimates and assumptions that could affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. Actual results could differ from those reported.

Financial instruments

The company's financial instruments consist of cash, receivables, payables and accruals and amounts due to related parties. It is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments. It was not practicable to determine the fair value of amounts due from/to related parties. The fair value of the other financial instruments approximate their carrying values.

Inventories

Inventories held for resale are stated at the lower of cost and net realizable value. Cost is determined on the first-in first-out basis.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


2.	Summary of significant accounting policies (Continued)

Capital assets

Capital assets are stated at cost. Depreciation and amortization are provided over the estimated useful life of the assets as follows:

	Furniture and fixtures	20%, declining balance method
	Licences	Straight line over initial term

Revenue recognition

The company recognizes revenues when goods have been shipped and invoices rendered. Allowances for non-collection of revenues are made when collectibility becomes uncertain. Shipping and handling costs are included in cost of sales.

Research and development

Research and development costs are expensed in the year incurred except where in management's opinion there is a reasonable expectation of a project's commercial success, in which case development costs are deferred. When a project is deemed commercially infeasible, deferred costs are written off.

Future income taxes

Future income taxes are provided for significant carryforwards and temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements and losses carried forward for income tax purposes that will result in taxable or deductible amounts in future periods. Future tax assets or liabilities are determined by applying the presently enacted tax rates and laws. A valuation allowance is required when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Earnings per share

Basic earnings (loss) per share amounts have been calculated using the weighted average number of shares outstanding. The dilutive effect of warrants is not reflected in loss per share for 2000 and 1999 as the effect would be antidilutive.

Capital stock issued for other than cash

Capital stock issued for settlement of debts is valued at a settlement price which approximates the quoted stock price at the time of the agreement to issue stock or otherwise at a comparable private placement price for cash.

Any excess of the face value of the debts over the settlement price ascribed to the stock is recognized as a gain on settlement of debt.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


3.	Capital assets

2001 2000

Furniture and fixtures					$	-		$1,514

Accumulated depreciation					-		(1,309)
                                                ---------- 		---------
									-		   205
                                                ---------- 		---------
Licences								-		681,767
Accumulated depreciation					-		(681,767)
                                                ---------- 		---------
									-			-
                                                ---------- 		---------
Net book value						$	Nil		$   205
                                                ---------- 		---------

4.	Due to related parties

2001		2000
Due to Explosafe International B.V.,
a former sub-licensee,
	non-interest bearing and due on demand		$    -	$942,880
Due to directors for consulting and management fees,
	non-interest bearing and without specific
terms of repayment						     -	123,000
Due to Tag Investments Inc., a former shareholder,
for royalties
	and product purchases, non-interest bearing
and due on demand							     -	  8,500
                                                     -------	---------
-
									$  Nil
	$1,074,380
                                                     -------	---------
-

5.	Capital stock

Authorized:
	100,000,000 common shares, without par value
Issued:

Number
of Shares	 Amount

Balance as at December 31, 1999				14,951,290
	$5,785,371
Consolidation of share capital on the basis of one new share
	for each ten existing shares				(13,456,161)	-
                                                      ------------ --------
--
Balance of shares after share consolidation		 1,495,129
5,785,371
Escrow shares cancelled						  (452,500)		-
                                                      ------------ --------
--
Balance as at December 31, 2000				 1,042,629
5,785,371
Settlement of outstanding debt to Explosafe
International B.V.						 4,096,087
491,530
Settlement of outstanding debt to related parties	   565,218
67,826
Private placement							   250,000
30,000
                                                      ------------ --------
--
Balance as at December 31, 2001				 5,953,934
	$6,374,727
                                                      ------------ --------
--

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


5.	Capital stock (Continued)

Shares issuable under share purchase warrants:

    Number of 			 Number of
    Shares 				 Shares
    Issuable at 			 Issuable at
Expiry Date	   Exercise Price	    December 31, 2000	Issued December
31,2001

August 17, 2003	$0.15			-			250,000	250,000


6.	Research and development costs

2001		2000		1999
Deferred development costs

Balance, beginning of year			$   -		$   -		$219,570
Amortization					    -		    -		(219,570)
                                          ------	------	---------
Balance, end of year				$ Nil		$ Nil		$  Nil
                                          ------	------	---------
Research and development expenditures during
the year

Testing services					$   -		$   -		$ 47,135
Raw materials and other				    -		    -		 115,156
                                          ------	------	---------
$ Nil		$ Nil		$162,291
                                          ------	------	---------

7.	Income taxes

The company has non-capital losses of approximately $2,580,000 that may be utilized to offset income for tax purposes in future years. The right to claim the losses expires in varying amounts between 2002 and 2008. Also, the availability of the losses for income tax purposes may be restricted if there is a change in control of the company.

These financial statements do not reflect the tax benefits that may be realized in future years related to losses incurred by the company due to the uncertainty of their realization.

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


8.	Related party transactions

Transactions with related parties are recorded at their exchange amounts. Related party transactions with directors and officers and with companies directly related to current directors and former directors or formerly related companies not disclosed elsewhere in these financial statements are summarized as follows:

(a) Purchases in the year from a related company totalled $Nil (2000:
$96,000).

(b) General and administrative expenses include the following transactions with related parties:

							2001		2000

Management services				$15,000	$60,000

9.	Differences between Canadian and U.S. generally accepted accounting principles and practices

The financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which differ in certain respects from those principles and practices that the company would have followed had its financial statements been prepared in accordance with accounting principles and practices accepted in the United States of America
("U.S. GAAP"):

- Under U.S. GAAP, stock issued to settle debts due to shareholders is recorded at the face value of the debt settled.
- Under U.S. GAAP, research and development costs are expensed when incurred.

Had the company followed U.S. GAAP the effect on the financial statements of the company of the above differences is as follows:

 	2001	    2000	   1999
Statement of operations and deficit
	Net earnings (loss) under Canadian GAAP $584,234  $(163,453)
$(754,798)
	Gain on settlement of debt recorded under
Canadian GAAP not recognized under
U.S. GAAP 						   (584,022)	   -		 -
	Research and development costs expensed under
	Canadian GAAP but incurred in prior years      -	   -
219,570
	Net earnings (loss) for the year under
U.S. GAAP 							   212  (163,453) (535,228)
	Basic earnings (loss) per share under
U.S. GAAP					    	$   0.00  	$(0.16)	  $(0.51)
	Fully diluted earnings (loss) per share
under U.S. GAAP				    $    0.00  	$(0.16)    	  $(0.51)

Rival Technologies Inc.
Notes to the Financial Statements
(Expressed in Canadian Dollars)
December 31, 2001, 2000 and 1999


9.	Differences between Canadian and U.S. generally accepted accounting principles and practices (Continued)


							2001	   2000	   1999
Balance sheet
	Shareholders' equity (deficiency)
under Canadian GAAP				$9,140  $(1,164,450)$(1,000,997)
	Items increasing (decreasing) reported
shareholders' equity
	Increase in capital stock for
settlement of debt under
U.S. GAAP						584,022	-		-
		Gain on settlement of debt
not recognized under
U.S. GAAP						(584,022)	-		-
		Increase in deficit due to
research and development costs
expensed in prior years
under U.S. GAAP					    -		-		-
	Shareholders' equity (deficiency)
under U.S. GAAP					$9,140  $(1,164,450)$(1,000,997)

                              Schedule "B"

             NORTH AMERICAN FIRE GUARDIAN TECHNOLOGY INC.ARTICLES
                                TABLE OF CONTENTS

PART	ARTICLE			SUBJECT

1	INTERPRETATION

		1.1			Definition
		1.2 & 1.3		Construction of Words
		1.4			Company Act Definitions Applicable
		1.5			Table "A" Inapplicable

2	SHARES AND SHARE CERTIFICATES

		2.1			Member Entitled to Certificate
		2.2			Replacement of Lost or Defaced Certificate
		2.3			Recognition of Trusts
		2.4			Execution of Certificates
		2.5			Assistance for Purchase of Company's
				     Shares or Debt Obligations
		2.6			Form of Certificate
		2.7			Delivery to Joint Holders

3	ISSUE OF SHARES

		3.1			Directors Authorized
		3.2			Share Warrants
		3.3			Commissions and Brokerage
		3.4			Conditions of Issue

4	SHARE TRANSFERS

		4.1			Transferability and Instrument of Transfer
		4.2			Submission of Instruments of Transfer
		4.3			Execution of Instrument of Transfer
		4.4			Enquiry as to Title not Required
		4.5			Transfer Fee

5	TRANSMISSION OF SHARES

		5.1			Personal Representative Recognized on Death
		5.2			Persons in Representative Capacity



6	ALTERATION OF CAPITAL

	6.1			Ordinary Resolution Required
	6.2			Articles Apply to New Capital
	6.3			Class Meetings of Members

7	PURCHASE AND REDEMPTION OF SHARES

	7.1			Company Authorized to Purchase its Shares
	7.2			Redemption

8	BORROWING POWERS

	8.1			Powers of Directors
	8.2			Negotiability of Debt Obligations
	8.3			Special Rights on Debt Obligations
	8.4			Registers of Debt Obligations and Holders Thereof
	8.5			Execution of Debt Obligation Documents

9	GENERAL MEETINGS

	9.1			Annual General Meetings
	9.2			Waiver of Annual General Meeting
	9.3			Classification of General Meeting
	9.4			Notice for General Meetings
	9.5			Waiver of Notice
	9.6			Notice of Special Business at General Meeting

10	PROCEEDINGS

	10.1		Special Business
	10.2		Quorum
	10.3		Requirement of Quorum
	10.4		Lack of Quorum
	10.5		Chairman
	10.6		Alternate Director
	10.7		Adjournments
	10.8		Decisions by Show of Hands or Poll
	10.9		Resolutions Need Not be Seconded
	10.10		Casting Vote
	10.11		Manner of Taking Poll
	10.12		Casting of Votes
	10.13		Demand for Poll
	10.14		Demand for Poll Not to Prevent Continuance of Meeting
	10.15		Retention of Ballots Cast on a Poll

11	VOTES OF MEMBERS
	11.1		Number of Votes Per Share or Member
	11.2		Votes of Persons in Representative Capacity
	11.3		Votes by Joint Holders
	11.4		Representatives of a Corporate Member
	11.5		Votes by Committee of a Member
	11.6		Appointment by Proxyholders
	11.7		Execution of Proxy Instrument
	11.8		Deposit of Proxy
	11.9		Validity of Proxy Vote
	11.10		Form of Proxy

12	DIRECTORS

	12.1		Responsible for Management
	12.2		Number of Directors
	12.3		Share Qualification of Directors
	12.4		Remuneration and Expenses of Directors
	12.5		Appointment of Attorneys
	12.6		Directors Interested in Transactions with Company
	12.7		Right to Office and Contract with Company
	12.8		Director Acting in Professional Capacity
	12.9		Alternate Directors

13	TERMINATION AND DIRECTORSHIP OF DIRECTORS

	13.1		Grounds for Termination

14	RETIREMENT AND ELECTION OF DIRECTORS

	14.1		Election at Annual General Meetings
	14.2		Removal of Directors
	14.3		Filling a Casual Vacancy

15	PROCEEDINGS OF DIRECTORS

	15.1		Meetings - Quorum - Chairman
	15.2		Call and Notice of Meetings
	15.3		Competence of Quorum
	15.4		Continuing Directors May Act During a Vacancy
	15.5		Appointment of Directors Committees
	15.6		Committee Chairman
	15.7		Committee Meetings
	15.8		Validity of Meeting Where Directorship Deficient
	15.9		Newly Elected Directors
	15.10		Waiver of Notice of Meetings
	15.11		Majority Rule
	15.12		Resolution in Writing Effective

16	OFFICERS

	16.1		President and Secretary Required
	16.2		Directors Authority
	16.3		Disclosure of Conflicting Interests

17	MINUTES, DOCUMENTS AND RECORDS

	17.1		Minutes to be Kept
	17.2		Records Office

18	EXECUTION OF DOCUMENTS

	18.1		Seal Optional
	18.2		Official Seal
	18.3		Affixation of Seal to Documents
	18.4		Mechanical Reproduction of Signatures

19	DIVIDENDS

	19.1		Declaration of Dividends
	19.2		Proportionate to Number of Shares Held
	19.3		Dividend Bears no Interest
	19.4		Payment in Specie Permitted
	19.5		Capitalization of Undistributed Surplus
	19.6		Payment of Dividends
	19.7		Fractional Shares
	19.8		Reserves

20	ACCOUNTS

	20.1		Accounts To be Kept
	20.2		Location of Accounts

21	NOTICES

	21.1		Method of Giving Notice
	21.2		Notice to Joint Holders
	21.3		Notice to Personal Representatives
	21.4		Notice Deemed Effective
	21.5 & 21.6		Date Notice Deemed Given
	21.7		Persons to Receive Notice

22	INDEMNIFICATION AND PROTECTION OF DIRECTORS,
	OFFICERS, EMPLOYEES AND CERTAIN AGENTS

	22.1		Party to Legal Proceedings
	22.2		Officers, Employees, Agents
	22.3		Extent of Indemnification
	22.4		Persons Undertaking Liabilities
	22.5		Limitation of Liability
	22.6		Directors May Rely
	22.7		Company May Purchase Insurance

23	SHARE REGISTERS

	23.1		Registers of Members, Transfers and Allotments
	23.2		Branch Registers of Members
	23.3		No Closing of Register of Members

					"COMPANY ACT"

					ARTICLES of

			NORTH AMERICAN FIRE GUARDIAN TECHNOLOGY INC.

PART I - INTERPRETATION

1.1	In these Articles, unless the context otherwise requires:

(a) "Board of Directors" or "Board" or "directors" means the directors of the Company for the time being;

(b) "Company Act" means the Company Act of the Province of British from time to time in force and all amendments thereto and all regulations and amendments thereto made pursuant to that Act;

(c) "Month" means calendar month;

(d) "ordinary resolution" has the meaning assigned thereto by the Company
Act;

(e) "register" means the register of members to be kept pursuant to the Company Act;

(f) "registered address" of a member shall be his address as recorded in the register;

(g) "registered address" of a director means his address as recorded in the Company's register of directors;

(h) "seal" means the common seal, if any, of the Company;

(i) "special resolution" has the meaning assigned thereto by the Company
Act.

1.2	Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of presenting or reproducing words in a visible form.

1.3	Words importing the singular include the plural and vice versa; and
words importing a male person include a female and a corporation.

1.4	The definitions in the Company Act and the Interpretation Act shall, unless the context otherwise requires and so far as applicable, apply to these Articles. Should there be any conflict or discrepancy between the definitions contained in these Articles and the definitions in the Company Act or the Interpretation Act, the definitions contained herein shall govern.

1.5	The regulations contained in Table A in the First Schedule to the
Company Act shall not apply to the Company.

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PART 2 - SHARES AND SHARE CERTIFICATES

2.1	Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him or upon paying a sum not exceeding the amount permitted by the Company Act, as the directors from time to time determine, several certificates each for one or more of those shares; provided that, in respect of a share or shares held by several persons, the Company shall not be bound to issue more certificate, and delivery of a certificate for a share to one a joint holders or to his duly authorized agent shall be s delivery to all; and provided further that the Company shall not to issue certificates representing redeemable shares, if such s to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered mail to the member entitled thereto at his registered address, and the Company shall not be liable for any loss occasioned to the member or to any such share certificate so sent being lost in the post or stolen.

2.2	If a share certificate:

(a) is worn out or defaced, the directors may, upon production of that certificate and upon such other terms, if any, as think fit, order the certificate to be cancelled and make a new certificate in lieu thereof;

(b) is lost, stolen or destroyed, then, upon proof there satisfaction of the directors and upon such indemnity, if the directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate; or

(c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each9presenting a specified number of shares and in aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in place thereof certificates in accordance with the request.

A sum, not exceeding that permitted by the Company Act, as the directors may from time to time determine, shall be paid to the Company for each certificate issued under this article.

2.3	Except as required by law or statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share (except only as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

2.4	Every share certificate shall be signed manually by at least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on such certificate to hold at the date of issue of a share certificate.

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E-5

2.5	Save as provided by the Company Act, the Company shall not give financial assistance by means of a loan, guarantee, the provision of security or otherwise for the purpose or in connection with the purchase of or subscription by any person for shares or debt obligations issued by the Company or an affiliate of the Company or upon the security, in whole or in part, of a pledge or other charge upon the shares or debt obligations issued by the Company or an affiliate of the Company.

2.6	Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the Company Act.

2.7	The certificate of shares registered in the name of two or more persons shall be delivered to the person first named on the register.


PART 3- ISSUE OF SHARES

3.1 	Subject to the Company Act and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of shares, whether in the original or a capital of the Company, shall be under the control of the directors who may, subject to the rights of the holders of the shares of for the time being issued, allot or otherwise dispose of, and/or grant options on shares authorized but not yet issued at such times and to such persons, including directors, and in such manner and upon such conditions, and at such price or for such consideration as the directors, in their absolute discretion, may determine.

3.2	The directors may authorize the issue of share purchase or
subscription warrants to the purchasers or holders of any debt obligations or other evidences of indebtedness or of other obligations, or of shares of the Company, upon such terms and subject to such restrictions as they may from time to time determine.

3.3 	The directors on behalf of the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares of the Company, or procuring or agreeing to procure subscriptions, absolutely or conditionally, for any such shares provided that the rate of the commission or discount shall not in the aggregate exceed 25 percent of the subscription price of such shares, or an amount equivalent to such percentage. The Company may also pay such brokerage as may be lawful.

3.4 	No share may be issued until it is fully paid by the receipt by the
Company of the full consideration therefore in cash, property or past services actually performed for the Company, or by a document evidencing indebtedness of the person to whom the shares are allotted in a form acceptable to the President and Secretary of the Company. The value of property and services for the purpose of this article shall determined by the President and Secretary to be, in all circumstances of the transaction, the fair market value thereof.

PART 4- SHARE REGISTERS

4.1 	Subject to the restrictions, if any, set forth in these Articles, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent.
The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's form of share certificates, and in any form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.

4.2 	Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.

4.3 	The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer constitutes an authority to the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its agents.

4.4 	The Company, and its directors, officers and agents are not bound to enquire into any title of the transferee of any shares to be transferred, and are not liable to the registered or any intermediate owner of those shares, for registering the transfer.

4.5 There shall be paid to the Company in respect of the registration of any transfer a sum not exceeding that permitted by the Company Act, as the directors deem fit.


PART 5- TRANSMISSION OF SHARES

5.1 	In the case of the death of a member the legal personal
representatives of the deceased shall be the only person recognized by the Company as having any title to or interest in the shares registered in the name of the deceased. Before recognizing any legal personal representative the directors may require him to obtain a grant of letters probate of administration in British Columbia.

5.2 	Any person, who becomes entitled to a share as a result of the death or bankruptcy of any member, upon producing the evidence required by the Company Act, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute, upon producing such evidence as the directors think sufficient that he is so entitled, may be registered as holder of the share or may transfer the share.

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PART 6- ALTERATION OF CAPITAL

6.1 	The Company may by ordinary resolution filed with the Registrar amend its memorandum to increase the share capital of the Company by:

(a) creating shares with par value or shares without par value or both;

(b) increasing the number of shares with par value or shares without par value, or both;

(c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2 	Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these Articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these Articles.

6.3 	Unless these Articles elsewhere specifically otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares.


PART 7- PURCHASE AND REDEMPTION OF SHARES

7.1	Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution, but no such purchase shall be made if the Company is insolvent at the time of the proposed purchase or the proposed purchase would render the Company insolvent. Unless the Company is purchasing the shares through a stock exchange or from a dissenting member pursuant to the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class proposed to be purchased. The shares so purchased by the Company may be sold by it but the Company shall not exercise any vote in respect of these shares while they are held by the Company.

7.2	Where the Company proposes to redeem some but not all of the shares of a particular class or kind that have a right of redemption attached hereto, the redemption mayor may not, as the directors shall determine, be made pro rata from every member holding same.


PART 8- BORROWING POWERS

8.1	The directors may from time to time at their discretion authorize the
Company to borrow any sum of money for the purposes of the Company and save as provided in the Company Act may raise or secure the repayment of that sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or other security on the undertaking or the whole or any part of the property of the Company, both present and future.

8.2 	The directors may make any debentures, bonds or other debt
obligations issued by the Company by their terms, assignable free from any equities between the Company and the person to whom they may be issued, or any other person who lawfully acquires the same by assignment, purchase, or otherwise, howsoever.

8.3 	The directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount, premium or otherwise, and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

8.4	The Company shall keep or cause to be kept in accordance with the
Company Act:

(a)	a register of its debentures and debt obligations; and

(b)	a register of the holders of its bonds, debentures and other debt obligations;

and subject to the provisions the Company Act may keep or cause to be one or more branch registers of the holders of its bonds, debentures, or other debt obligations within or without the Province of British Columbia as the directors may from time to time determine and the directors may by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.5	If the directors so authorize, or if any instrument under which any debentures or other debt obligations of the Company are issued so provides, any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of such directors or officers printed or otherwise mechanically reproduced thereon and in either case, shall be as valid as if signed manually, but no such bond, debenture or other debt obligation, shall be issued unless manually signed, countersigned or certified by or on behalf of a company or other transfer agent or registrar duly authorized by the directors or the instrument under which such bonds, debentures or other debt obligations are issued so to do. Notwithstanding that any persons whose facsimile signature is so used shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the actual issue thereof, the bond, debenture or debt obligation shall be valid and binding on the Company.


PART 9 - GENERAL MEETINGS

9.1	Subject to Article 9.2 and to the Company Act the first annual general meeting shall be held within 15 months of the date of incorporation and thereafter an annual general meeting shall be held once in every calendar at such time, not being more than 13 months after the holding of the preceding annual general meeting, and at such place as the directors shall appoint. In default of the meeting being so held, the meeting shall be in the month next following and may be called by any two members in the same manner as nearly as possible as that in which meetings are to be called by the directors.

9.2	If the Company is not a reporting company and if all members entitled to vote at the annual general meeting of the Company consent in writing each year to all the business required to be transacted at the Annual
General meeting, that business shall be as valid as if transacted at the Annual general meeting duly convened and held and, it is not necessary for the Company to hold an annual general meeting that year.

9.3	Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.

9.4	Not less than 21 days notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that special business shall be given in the manner mentioned in
Article 21, or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice thereof has been given or not, to any person as may by law or under these Articles or other regulations of the Company entitled to receive such notice from the Company. But the accidental omission to give notice of any meeting to, or the non-receipt of any such notice by, any of such persons shall not invalidate the proceedings at that meeting.

9.5	Persons entitled to notice of a general meeting may waive or reduce the period of notice covering the meeting, by unanimous consent in writing, and may give such waiver before, during or after the meeting.

9.6	Where any special business includes the presenting, considering, approving, ratifying or authorizing of the execution of any document, then the portion of any notice relating to such document shall be sufficient if the same states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in such notice during business hours in any specified working day or days prior to the date of the meeting.

PART 10 - PRODEEDINGS AT GENERAL MEETINGS

10.1	The following business at a general meeting shall be deemed to be special business:

(a) all business at an extraordinary general meeting; and

(b) all business that is transacted at an annual general meeting with the exception of the consideration of the financial statements and the report of the directors and auditors, the election of directors, the appointment of the auditors and such other business as, under these Articles, ought to be transacted at an annual general meeting, or any business which is brought under consideration by the report of the directors.

10.2 	Save as otherwise herein provided a quorum for a general meeting shall be: two members or proxyholder(s) representing two members, or one member and a proxyholder representing another member, personally present at the commencement of the meeting and holding or representing by proxy not less than one-tenth of the issued shares of a class of shares the holders of which are entitled to attend and to vote at such meeting.

10.3 	No business, other than the election of a chairman and the
adjournment of the meeting shall be transacted at any general meeting unless the quorum requisite was present at the commencement of the meeting.

10.4	If within one-half hour from the time appointed for a meeting a quorum is not present, the meeting if convened by requisition of the members, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place. If at such adjourned meeting a quorum is not present within one-half an hour from the time appointed, the members present in person or by proxy shall be a quorum.

10.5	The Chairman of the Board, if any, or in his absence the President of the Company, shall be entitled to preside as Chairman at every general meeting of the Company.

10.6	If at any meeting neither the Chairman of the Board, if any, nor
President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as Chairman, the directors present shall choose someone of their number to be Chairman. If no director is present or if all the directors present decline to take the chair or shall fail to so choose, the members present shall choose one of their number to be Chairman.

10.7 	The Chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid, It shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

10.8	Subject to the provisions of the Company Act every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the Chairman or demanded by a member entitled to vote who is present by proxy, and the Chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10.9	No resolution proposed at a meeting need be seconded and the Chairman of any meeting shall be entitled to move or second a resolution.

10.10	In the case of an equality of votes upon a resolution, the Chairman shall either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which he may be entitled as a member.

10.11	Subject to the provisions of Article 10.12, if a poll is duly demanded as aforesaid, it shall be taken in such manner and at such time within seven days from the date of the meeting and place as the Chairman of the meeting directs, and either at once or after an interval or adjournment not exceeding seven days, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand may be withdrawn. In the case of any dispute as to the admission or rejection of a vote, the Chairman shall determine the same and such determination made in good faith shall be final and conclusive.

10.12	A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.13	No poll may be demanded on the election of a Chairman of a meeting and a poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

10.14	The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.15	Every ballot case upon a poll and every proxy appointing a
proxyholder who cast a ballot upon a poll shall be retained by the Secretary for the period and be subject to the inspection as the Company Act may provide.


PART 11 - VOTES OF MEMBERS

11.1	Subject to any special rights or restrictions for the time being attach to any shares, on a show of hands every member present in person shall have one vote, and on a poll every member, present in person or by proxy shall have one vote for each share of which he is the holder.

11.2	Any person who is not registered as a member but is entitled to vote any general meeting in respect of a share, may vote the share in the so manner as if he were a member.

11.3	Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personal or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purpose of this article, be deemed joint members.

11.4	A corporation, not being a subsidiary, that is a member may vote by its proxyholder or by its duly authorized representative, who is entitled speak and vote, and in all other respects exercise the rights of a member and any authorized representative shall be deemed to be a member for all purposes in connection with any general meeting of the Company.

11.5	A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee and his committee may appoint a proxyholder.

11.6 	A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion. IT such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote.

11.7 	A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing, under the hand of the appointor or of his attorney duly authorized in writing, or, if such appointor is a corporation, either under its seal or under the hand of an officer or attorney duly authorized.

11.8 Any person of full age may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at such meeting or meetings and to the extent permitted by the Company Act.

11.9 	A proxy and the power of attorney or other authority, if any, under which it is signed or a notorially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting, not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote, or shall be deposited with the Chairman of the meeting prior to the commencement thereof. In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time make regulations permitting the lodging of proxies appointing proxyholders at some place other than the place at which a meeting or adjourned meeting of members is to be held and for particulars of such proxies to be cabled or telegraphed or sent in writing before the meeting or adjourned meeting to the Company or any agent of the Company for the purpose of receiving such particulars and providing that proxies appointing a proxyholder so lodged may be voted upon as though the proxies themselves were produced to the Chairman of the meeting or adjourned meeting as required by this part and votes given in accordance with such regulations shall be valid and shall be counted.

11.10 	A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, provided no prior notice in writing of the death, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the Company or by the Chairman of the meeting or adjourned meeting at which the vote was given .

11.11 	Unless, in the circumstances, the Company Act requires any
other form proxy, a proxy appointing a proxyholder, whether for specified meeting otherwise, shall be in the form following, or in any other form that the directors shall approve:

(Name of Company)
The undersigned hereby appoints (or failing him ) as proxyholder for the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the day of , 20 , and at any adjournment of that meeting.
Signed this day of , 20
(Signature of Member)

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PART 12- DIRECTORS

12.1 	The management or the supervision of the management of the affairs and business of the Company (as the directors may from time to time determine) shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company is, by its Memorandum these Articles, the Company Act or otherwise, authorized to exercise and do, and which are not by these Articles or statute or otherwise lawfully directed or required to be exercised done by the Company in general meeting, but subject nevertheless to i provisions of all laws affecting the Company and of the Articles and Memorandum and regulations not being inconsistent with these Articles which shall from time to time be made by the Company in general meeting; but regulation made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that regulation had not been made.

12.2 	The subscribers to the Memorandum are the first directors. The directs to succeed the first directors and the number of directors may determined from time to time by ordinary resolution, whether previous notice thereof has been given or not, but shall never be more than seven nor less than three while the Company is a reporting company. The number of directors may be changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but shall never less than one while the Company is not a reporting company and three while the Company is a reporting company.

12.3 	A Director shall not be required to have any share qualification if person not being a member of the Company who becomes a director shall deemed to have agreed to be bound by the provisions of the Articles to the same extent as if he were a member of the Company.

12.4 	The remuneration of the directors as such may from to time be determined by the directors themselves, unless by ordinary members determine that such remuneration be determined such remuneration to be in addition to any salary or other benefit paid to any officer or employee of the Company as such director. The directors shall be repaid such reasonable expenses as may incur in and about the business of the Company and shall perform any professional or other services for that, in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specifically occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the Company in a general meeting, and such remuneration may be either in addition to or in substitution for, any other remuneration that he may receive, and the same shall be charged as part o the Company expenses. Unless otherwise determined by ordinary resolution of the directors on behalf of the Company may pay a gratuity or pension allowance on retirement of any director who has held any salaried office or place of profit with the Company or to his spouse or may make contributions to any fund and pay premiums for provision of any such gratuity, pension or allowance.

12.5 	The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the directors, to be the attorney of the Company for such purposes and with such powers, discretions, not exceeding those vested in or exercised by the directors under these Articles, and for such period and conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney to delegate all or any of the authorities and discretions vested in him.

12.6 	A director who is in any way, whether directly or indirectly, interested in a contract or proposed contract or transaction with the Company shall disclose (as provided in the Company Act) the nature of his interest at a meeting of the directors in accordance with the provisions of the Company Act. A director shall not vote in respect of any contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken. Subject to the Company Act, the foregoing shall not apply to:

(a) any contract or transaction relating to a loan to the Company which a director or a specified corporation or a specified firm in which he has guaranteed or jointed in guaranteeing the repayment of the loan or any part of the loan; or

(b) any contract or transaction made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a director is a director; or

(c) as authorized by Article 12.4, i.e. the remuneration of the directors.

12.7 	A director may hold any office or place of profit under the Company other than auditor, in conjunction with his office of director for succeeding period and on such terms, as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Company Act, no director or intended director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such office or place of profit or as vendor, purchaser or otherwise.

12.8 	Any director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration from professional services as if he were not a director.

12.9 	Any director may, from time to time, appoint any person who is approve by resolution of the directors to be his alternate director. The appointee, while he holds office as an alternate director, shall be entitled to notice of meetings of the directors and, in the absence of the director for whom he is an alternate, to attend and vote thereat as director or sign any resolution of directors to be consented to in writing, and shall not be entitled to be remunerated otherwise than out of the remuneration of the director appointing him. Any director mc make or revoke an appointment of his alternate director by notice in writing or by telegram or cable to be delivered or addressed, postage and other charges prepaid, to the registered office of the Company. The directors may by resolution revoke any appointment of an alternate director, any such revocation to become effective upon notice thereof having been given to the director who made the appointment. No person shall act as an alternate for more than one director at any given time and no director may act as an alternate for any other director.

PART 13 - TERMINATION OF DIRECTORSHIP OF DIRECTORS

13.1	The Directorship of a director shall be immediately terminated if:

(a) he is found to be incapable of managing his own affairs by reason of mental infirmity;

(b) by notice in writing to the Company at its registered office he resigns;

(c)  he is removed pursuant to Article 14.2;

(d) he is convicted within or without the Province of an indictable offence and the other directors resolve to remove him; or

(e) he is found to be not or to be no longer qualified to act as a director under the Company Act.


PART 14 - RETIREMENT AND ELECTION OF DIRECTOR

14.1	At each annual general meeting of the Company, the Company shall elect directors to the Board of Directors as may be required to fill any positions vacated by reason of the expiration of the term of office of or more of the directors. A director may be elected for a term of one or more years of office as may be specified in the resolution by which he is elected. In this part, "year of office" means period of time commencing on the date of an annual general meeting of the Company and ending on the date of the annual general meeting held in next subsequent calendar year. If in any calendar year the Company not hold an annual general meeting, the directors whose terms of office would have expired in such calendar year shall be deemed to have elected as directors on the last date on which the annual general meeting could have been held in such calendar year pursuant to the Company Act and each director so deemed elected may hold office until the annual general meeting is held and other directors are elected. The 3holders may, by special resolution, vary the term of office of any director.

14.2	The Company may by special resolution remove any director and, by ordinary resolution, appoint another person in his stead. Any director appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for re-election at such meeting.

14.3	The directors shall have power at any time and from time to time appoint any person as a director, to fill a casual vacancy on or a vacancy resulting from an increase of the number of necessitated by the Company Act upon the Company becoming a company. Any director so appointed shall hold office only until following annual general meeting of the Company, but shall be for re-election at such meeting.


PART 15 - PROCEEDINGS OF DIRECTORS

15.1	The directors may meet together at such places as they think fi dispatch of business, adjourn and otherwise regulate their me proceedings, as they see fit. The directors may from time tc the quorum necessary for the transaction of business and unless such quorum shall be a majority of the Board. The Chairman of t if any, or in his absence the President of the Company, shall be of all meetings of the Board, but if at any meeting neither the of the Board, if any, nor the President shall be present minutes after the time appointed for holding the same or if Chairman of the Board and the President, being present declir the directors present may choose someone of their number to be at such meeting. A director interested is to be counted ir notwithstanding his interest.

15.2	A director may at any time, and the Secretary, upon the written notice of a director, shall call a meeting of the directors. Notice specifying the time and place of such meeting shall be mailed prepaid, addressed to each of the directors at his registered address at least 48 hours before the time fixed for the meeting or such longer period as may be reasonable under the circumstances, or such notice be given to each director either personally or by leaving it at his business or residential address or by telephone, telegram, telex method of transmitting visually recorded messages, at least before such time or such lesser period as may be reasonable circumstances. It shall not be necessary to give to any direct of a meeting of directors immediately following a general n which such director has been elected or notice of a meeting of at which such director shall have been appointed. Accident omission to give notice of a meeting of directors to, or the non-receipt by, any director, shall not invalidate the proceedings at that meeting.

15.3	A meeting of the directors at which a quorum is present and competent to exercise all or any of the authorities, power and discretions for the time being vested in or exercisable by the directors.

15.4	The continuing directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of directors, the continuing directors or director may act for the purpose of increasing the number of directors to that number, or for the purpose of summoning a general meeting of the Company, but for no other purpose.

15.5	The directors may delegate any but not all of their powers to committees consisting of such of the directors as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed on it by the directors, and shall report every act or thing done in exercise of such powers to the earliest meetings of the directors to be held next after the same shall have been done.

15.6	A committee may elect a Chairman of its meetings; if no such Chairman is elected, or if at any meetings the Chairman is not present within 30 minutes after the time appointed for holding the same, the members present may choose one of their number to be Chairman of the meeting.

15.7	The members of a committee may meet and adjourn as they think proper.
Questions arising at any meeting shall be determined by a majority of votes of the members present and in case of an quality of votes the Chairman shall not have a second or casting vote.

15.8	All acts done by any meeting of the directors or by a committee of directors or by any person acting as a director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any oT them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a director.

15.9	For the first meeting of the Board to be held immediately following the appointment or election of a director or directors at an annual or general meeting of shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meetings shall be necessary to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided that a quorum of directors is present.

15.10	Any director of the Company who may be absent either temporarily or permanently from the Province of British Columbia may file at the office of the Company a waiver of notice which may be by letter, telegram or cable of any meetings of the directors and may at any time withdraw such waiver, and until such waiver is withdrawn, no notice of meetings of directors shall be sent to such director, and any and all meetings of the directors of the Company, notice of which shall not have been given to such director, shall, provided a quorum of the directors is present, be valid and binding upon the Company.

15.11 	Questions arising at any meeting of the directors shall be
decided by a majority of votes. In case of an equality of votes the Chairman shall not have a second or casting vote.

15.12 	A resolution in writing, signed by each director, shall be as valid and effectual as if it has been passed at a meeting of directors duly called and held. Such resolution may be in one or more counterparts each signed by one or more directors which together shall be deemed to constitute one resolution in writing.


PART 16- OFFICERS

16.1 	The Board of Directors shall from time to time appoint a President, a
Secretary and such other officers of the Company as it may determine, none of whom, save the Chairman of the Board, if any, and the President, need be directors.

16.2 	All appointments of officers shall be made upon such terms and conditions and at such remuneration, whether by way of salary, Tee, commission, participation in profits, or otherwise, as the directors may determine, and every such appointment shall be subject to termination at the pleasure of the directors unless otherwise fixed by contract.

16.3 	Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

PART 17 - MINUTES, DOCUMENTS AND RECORDS

17.1	The directors shall cause minutes to be duly entered in books provided for the purposes of:

(a) all appointments of officers;

(b) of the names of the directors or their alternates present at each meeting of directors and of any committee of directors;

(c) of all orders made by the directors or committees of directors;

(d) of all resolutions and proceedings of general meetings of the Company and of all meetings of the directors and of committees of directors.

17.2	The directors shall cause the Company to keep at its records office or at such other place as the Company Act may permit, the documents, copies of documents, registers, minutes, and records which the Company is required by the Company Act to keep at its records offices or such other place.


PART 18 - EXECUTION OF DOCUMENTS

18.1	The directors may provide a common seal for the Company and the directors shall have power from time to time to destroy and substitute a new seal in place thereof.

18.2	Subject to the provisions of the Company Act, the directors may provide for use in any other Province, State or Country an official seal, which shall contain the name of the Province, Territory, State it is to be used.

18.3	The directors shall provide for the safe custody of the common seal of the Company, if any, which shall not be affixed to any document except in the presence of any two directors of the Company by the authority of a resolution of the directors or by such person or persons authorized by such resolution; and such person or persons shall sign every instrument to which the seal of the Company is a their presence; provided that a resolution of the directors directing the general use of the seal, if any, may at any time be passed by the directors and shall apply to the use of the seal until another resolution of the directors.

18.4 	The signature of any officer of the Company may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or an officer thereof; and any instrument on which the signature of any such person is so reproduced, shall subject to Article 2.4 hereof, be deemed to have been manually signed by such person whose signature is so reproduce and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term "instrument" as use in this Article shall include deeds, mortgages, hypothecs, charges conveyances, transfers and assignments of property, real or personal agreements, releases, receipts and discharges for the payment of money or other obligations, certificates of the Company's shares, share warrant of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

PART 19- DIVIDENDS

19.1 	The directors may declare dividends and fix the date of record therefore and the date of payment thereof. No notice need be given of the declaration of any dividend.

19.2 	Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.

19.3 	No dividend shall bear interest against the Company.

19.4 	The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares, bonds, debenture or other debt obligations of the Company, or in anyone or more of those ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the person entitled as may seem expedient to the directors.

19.5 	Notwithstanding anything contained in these Article the directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on had or any part thereof.

19.6 	Any dividend, interest or other monies payable if shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such account as the person or joint holders may in writing direct. Every such cheque shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses or other monies payable in respect of the shares held by them as joint holders.

19.7 	Notwithstanding any other provisions of these Articles, should any dividend results in any shareholders being entitled to a fractional part of a share of the Company, the directors shall have the right to pay such shareholders in place of that fractional share, the cash equivalent thereof calculated on the par value thereof or, if without par value, calculated on the price or consideration for which such shares were or were deemed to be issued, and shall have the further right and complete discretion to carry out such adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Company.

19.8 	The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as appropriations from income, which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or any other purpose to which the profits of the Company may be properly applied, and pending such application may, either be employed in the business of the Company or be invested in such investments as the directors in their discretion may from time to time determine.

PART 20 - ACCOUNTS

20.1 	The directors shall cause records and books of accounts to be kept as necessary to properly record the financial affairs and conditions of Company and to comply with the provisions of statutes applicable to Company.

20.2 	The directors shall determine the place at which the accounting records of the Company shall be kept and those records shall be open to inspection of any director during the normal business hours of Company.


PART 21 -NOTICES

21.1 	Subject to the Company Act and any regulations promulgated thereunder notice may be given to any member or director, either personally or sending it by post to him in a prepaid letter, envelope or wrap addressed to the member or director at his registered address.

21.2 	A notice may be given by the Company to joint members in respect of shares registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.

21.3 	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending through the post in a prepaid letter, envelope or wrapper addressed them by name, or by the title of representatives of the deceased, trustee of the bankrupt, or by and like description, at the address, any, supplied for the purpose by the persons claiming to be so entitled or until that address has been so supplied, by giving the notice in manner in which the same might have been given if the death or bankruptcy had not occurred.

21.4 	Any notice or document sent by post to or left at the registered address of any member shall, notwithstanding that member is then deceased and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held sol or jointly with other persons by that deceased member, until some of person is registered in his place as the member or joint member respect of those shares, and that service shall for all purposes of the Articles be deemed a sufficient service of such notice or document on personal representatives and all persons, if any, jointly interested ~ him in those shares.

21.5	Any notice or document sent by post shall be deemed to have been served the next business day following that on which the letter, envelope or wrapper containing that notice is posted, and in proving service thereof be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in a Canadian govern office, postage prepaid.

21.6 	If a number of days notice or a notice extending over any other required to be given, the day of service shall not, unless otherwise provided in these Articles, be counted in the number of days or other period required.

21.7 	Notice of every general meeting shall be given in the manner a by these Articles, to:

(a) every member holding a share or shares carrying the right to attend at such meetings on the record date or, if no record established by the directors, on the date of the mailing;

(b) the personal representative of a deceased member; and

(c) the trustee in bankruptcy of a bankrupt member.


PART 22 - INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS,
EMPLOYEES AND CERTAIN AGENTS

22.1 	The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether or not brought by the Company or by a corporation or other legal entity or enterprise as hereinafter mentioned and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee, or agent of the Company or as a director, employee or agent or was serving at the request of the Company as a director, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses including legal fees and any amount paid to settle the action or satisfy a judgement, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative, action or proceeding, he had reasonable grounds for believing that his conduct was lawful; provided always no indemnification of a director or former director of the Company shall be made except to the extent approved by the Court pursuant to the Company Act or any other statute. The determination of any action, suit or proceeding by judgement, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

22.2	The Company shall indemnify any person other than a director in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, willful act or default or fraud by such person in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.

22.3	The indemnification provided by this part shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other part, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall enure to the benefit of the heirs, executors and administrators of such person. The indemnification provided by this article shall not be exclusive of any powers, rights, agreements or undertakings which may be legally permissible or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this part, the indemnification authorized by this part shall be applicable only to the extent that any such indemnification shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this part.

22.4	The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.

22.5	Subject to the Company Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for the insufficiency or deficiency of any security in or upon which any of the monies of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortious act of any person, firm or corporation with whom or which any monies, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgement or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own willful act or default, negligence, breach of trust or breach of duty.

22.6 	Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

22.7 	The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise against any liability incurred by him as a director, officer, employee or agent.

PART 23- SHARE REGISTERS

23.1 	The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the directors may appoint a trust company, which need not be the same trust company, to keep the register of i1lembers, the register of transfers and the register of allotments for each class of share. The directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company as registrar for its shares or such class thereof be. The directors may terminate the appointment of a )ny at any time and may appoint another trust company in

23.2	Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the directors may from time to time determine.

23.3	The Company shall not at any time close its register of members.

"SEAL"									NUMBER:  321541
BRITISH
COLUMBIA



						  CERTIFICATE
						    OF
						CHANGE OF NAME
						  COMPANY ACT



					   I Hereby Certify that



			   NORTH AMERICAN FIRE GUARDIAN TECHNOLOGY INC.



			           has this day changed its name to



				        RIVAL TECHNOLOGIES INC.





							Issued under my hand at Victoria,
							British Columbia on March 20,
2000


						        /Signed/ "John S. Powell"


								JOHN S. POWELL
             "SEAL"			            Registrar of Companies
     								PROVINCE OF BRITISH
COLUMBIA
       							CANADA

AGREEMENT AND PLAN OF MERGER between Tracker Capital Corp., a
Delaware corporation ("Tracker"), Rival Technologies (Delaware) Corp, a Delaware corporation ("Subco"), and Rival Technologies Inc., a British Columbia corporation ("Rival"), Tracker, Subco and Rival being sometimes referred to herein as the "Constituent Corporations."

       WHEREAS, the board of directors of each Constituent Corporation deems it advisable that Subco and Tracker merge into a single corporation in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("the Merger") and upon completion of the Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), Rival will elect to become the successor issuer to Tracker for reporting purposes under the Securities Exchange Act of 1934.;

       NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

       1. SURVIVING CORPORATION. Tracker shall be merged with and into Subco which shall be the surviving corporation in accordance with the applicable laws of its state of incorporation.

       2.  MERGER DATE.  The Merger shall become effective (the
"Merger Date") upon the completion of:

       2.1. Adoption of this agreement by Tracker, Subco and Rival pursuant to the Delaware General Corporation Law; and

       2.2. Execution and filing by Tracker and Subco of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.

       3. TIME OF FILINGS. The Certificate of Merger shall be filed with the Secretary of State of Delaware upon the approval, as required by law, of this agreement by the Constituent Corporations and the fulfillment or waiver of the terms and conditions herein.

       4. GOVERNING LAW. The surviving corporation shall be governed by the laws of the State of incorporation of Subco.

       5.  CERTIFICATE OF INCORPORATION.  The Articles of
Incorporation of Subco shall be the Articles of Incorporation of the surviving corporation from and after the Merger Date, subject to the right of Subco to amend its Articles of Incorporation in accordance with the laws of the State of its incorporation.

       6. BYLAWS. The Bylaws of the surviving corporation shall be the Bylaws of Subco as in effect on the date of this agreement.

       7. BOARD OF DIRECTORS AND OFFICERS. The officers and directors of Subco, or such other persons as shall be selected by it, shall be the officers and directors of the surviving corporation following the Merger Date.

       8. NAME OF SURVIVING CORPORATION. The name of the surviving corporation will continue as "Rival Technologies (Delaware) Corp." unless changed by Subco.

       9. CONVERSION. The mode of carrying the Merger into effect and the manner and basis of converting the shares of Tracker into shares of Rival are as follows:

       9.1 Rival has paid the Exchange Agent Cdn $5,000 on behalf of the Tracker Shareholders. Rival hereby agrees to pay the Exchange Agent an additional Cdn$5,000 at Closing. The balance within 7 days (7) days of Rival's shares being called for trading on the NASD OTC BB exchange
(the "Cash Payment")


       9.2. The aggregate number of shares of Tracker Common Stock issued and outstanding on the Merger Date shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into an aggregate of 150,000 shares of Rival Common Stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

        The 150,000 Rival Common Stock to be issued hereunder (the
"Rival Shares") will be issued pursuant to applicable exemptions under the British Columbia Securities Act and to the shareholders of Tracker that are U.S. residents, if any, pursuant to Section 4(2) of the Securities Act 1933 and/or Rule 506 of the General Rules and Regulations of the Securities and Exchange Commission. The Rival Shares will be restricted as to transferability pursuant to applicable securities legislation in the Province of British Columbia. In addition the Rival Shares issued to U.S. residents will be restricted as to transferability pursuant to Rule 144 thereof, and will bear substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT
OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS
THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT.  THE
SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR
OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO
AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

        9.3. All outstanding Common or Preferred Stock of Tracker and all warrants, options or other rights to its Common or Preferred Stock shall be retired and canceled as of the Merger Date.

        9.4. Each share of Tracker Common Stock that is owned by Tracker as treasury stock shall, by virtue of the Merger and without any action on the part of Tracker, be retired and canceled as of the Merger Date.

        9.5. Each certificate evidencing ownership of shares of Rival Common Stock issued and outstanding on the Merger Date or held by Rival in its treasury shall continue to evidence ownership of the same number of shares of Rival's Common Stock.

<PAGE<
E-27
        9.6. Rival Common Stock shall be issued to the shareholders of Tracker Common Stock in exchange for their shares.

        9.7. The Rival shares to be issued in exchange for Tracker Common Stock hereunder shall be proportionately reduced by any shares owned by Tracker shareholders who shall have timely objected to the Merger ("Dissenting Shares") in accordance with the provisions of the Delaware Business Corporation Act as provided therein.

       10. EXCHANGE OF CERTIFICATES. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of Tracker Common Stock (other than certificates representing Dissenting Shares) shall surrender such certificate(s) for cancellation to the party designated herein to handle such exchange (the "Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of Rival Common Stock which they are entitled to receive in exchange for their shares of Tracker Common Stock. Any exchange of fractional shares will be rounded up to the next highest number of full shares.

       11. UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Merger Date represented Tracker Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of Rival Common Stock into which it was converted. No dividend or other distribution payable to holders of Rival Common Stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of Tracker Common Stock; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of Rival Common Stock represented thereby.

       12. EFFECT OF THE MERGER. On the Merger Date, the separate existence of Tracker shall cease (except insofar as continued by statute), and it shall be merged with and into Subco. All the property, real, personal, and mixed, of each of Tracker and Subco, and all debts due to either of them, shall be transferred to and vested in Subco, without further act or deed. Subco shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Tracker and Subco, and any claim or judgment against either of Tracker or Subco may be enforced against Subco.

       13.  REPRESENTATIONS AND WARRANTIES OF TRACKER.
Tracker represents and warrants that:

       13.1.  CORPORATE ORGANIZATION AND GOOD STANDING.
Tracker is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

       13.2. REPORTING COMPANY STATUS. Tracker has filed with the Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 on March 8, 2001 and is a reporting company pursuant to Section 12(g) thereunder.

       13.3. REPORTING COMPANY FILINGS. Tracker has timely filed and is current on all reports required to be filed by it pursuant to Section
13 of the Securities Exchange Act of 1934.


       13.4. CAPITALIZATION. Tracker's authorized capital stock consists of 1,000,000 shares of Common Stock, $.0001 par value, of which 750,000 shares are issued and outstanding.

       13.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

       13.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Tracker Common issued or committed to be issued.

       13.7. CORPORATE AUTHORITY. Tracker has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

       13.8.  SUBSIDIARIES.  Tracker has no subsidiaries.

       13.9. FINANCIAL STATEMENTS. Tracker's financial statements dated October 31, 2000 and October 31, 2001 copies of which will have been delivered by Tracker to Rival prior to the Merger Date (the "Tracker Financial Statements"), fairly present the financial condition of Tracker as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

       13.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Tracker Financial Statements, Tracker did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

       13.11. NO MATERIAL CHANGES. There has been no material adverse change in the business, properties, or financial condition of Tracker since the date of the Tracker Financial Statements.

       13.12. LITIGATION. There is not, to the knowledge of Tracker, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Tracker or against any of its officers.

       13.13. CONTRACTS. Tracker is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

       13.14. TITLE. Tracker has good and marketable title to all the real property and good and valid title to all other property included in the Tracker Financial Statements. The properties of Tracker are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Tracker.


       13.15. TAX RETURNS. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Tracker for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Tracker Financial Statements are adequate to cover any such taxes that may be assessed against Tracker in respect of its business and its operations during the periods covered by the Tracker Financial
Statements and all prior periods.

       13.16. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Tracker is subject or by which Tracker is bound.

       14. REPRESENTATIONS AND WARRANTIES OF RIVAL. Rival represents and warrants that:

       14.1.  CORPORATE ORGANIZATION AND GOOD STANDING.
Rival is a corporation duly organized, validly existing, and in good standing under the laws of the Province of British Columbia and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

       14.2. CAPITALIZATION. Rival's authorized capital stock consists of 100,000,000 shares of Common Stock No Par Value, of which
5,953,934 shares are issued and outstanding as of the date of this agreement.

       14.3. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

       14.4. CORPORATE AUTHORITY. Rival has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

       14.5. SUBSIDIARIES. Except as set out in Disclosure Schedule 14.5, Rival has no subsidiaries other than Subco .

       14.6. FINANCIAL STATEMENTS. Rival's financial statements dated December 31, 2000 and December 31, 2001 copies of which will have been delivered by Rival to Tracker prior to the Merger Date (the "Rival Financial Statements"), fairly present the financial condition of Rival as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

       14.7. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in Rival Financial Statements, Rival did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

       14.8. NO MATERIAL CHANGES. There has been no material adverse change in the business, properties, or financial condition of Rival since December 31, 2001.

       14.9. LITIGATION. Except as set out in Disclosure Schedule 14.9, there is not, to the knowledge of Rival, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Rival or against any of its officers.

       14.10. CONTRACTS. Rival is not a party to any material contract not in the ordinary course of business or in the course of its proposed acquisitions that is to be performed in whole or in part at or after the date of this Agreement.


       14.11. TITLE. Rival has good and marketable title to all the real property and good and valid title to all other property included in the Rival Financial Statements. The properties of Rival are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Rival.

       14.12. TAX RETURNS. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Rival for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, provincial, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Rival Financial Statements are adequate to cover any such taxes that may be assessed against Rival in respect of its business and its operations during the periods covered by the Rival Financial Statements and all prior periods.

    14.13. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Rival is subject or by which Rival is bound.

      15. REPRESENTATIONS AND WARRANTIES OF SUBCO. Subco represents and warrants that:

      15.1.  CORPORATE ORGANIZATION AND GOOD STANDING.
Subco is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

      15.2. CAPITALIZATION. Subco's authorized capital stock consists of 100,000 shares of Common Stock $.0001 Par Value, of which 1,000 shares are issued and outstanding.

      15.3. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

      15.4. CORPORATE AUTHORITY. Subco has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

      15.5   CORPORATE ASSETS. Subco has no assets or liabilities.

      15.6. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Subco is subject or by which Subco is bound.

      16.  CONDUCT OF TRACKER PENDING THE MERGER DATE.
Tracker covenants that between the date of this Agreement and the Merger Date:

      16.1. No change will be made in Tracker's Certificate of Incorporation or bylaws/articles.

      16.2. Tracker will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

      16.3. Tracker will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

      17. CONDUCT OF RIVAL PENDING THE MERGER DATE. Rival covenants that between the date of this Agreement and the Merger Date:


      17.1. No change will be made in Rival's Memorandum of Incorporation or Articles.

      17.2. Rival will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

      18. CONDUCT OF SUBCO PENDING THE MERGER DATE. Subco covenants that between the date of this Agreement and the Merger Date:

      18.1. No change will be made in Subco's Articles of incorporation or articles.

      18.2. Subco will not enter into any material commitment except in the ordinary course of business.

      19.  CONDITIONS PRECEDENT TO OBLIGATION OF TRACKER.
Tracker's obligation to consummate the Merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by Tracker:

      19.1. RIVAL'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Rival set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

      19.2. RIVAL'S COVENANTS. Rival shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

      19.3. APPROVAL. This agreement shall have been approved by Rival in such manner as is required by law including all appropriate action by directors and, if required, by shareholders and/or approval by regulatory authorities.

     19.4. SUPPORTING DOCUMENTS OF RIVAL. Rival shall have delivered to Tracker supporting documents in form and substance satisfactory to Tracker to the effect that:

        (i) Rival is a corporation duly organized, validly existing, and in good standing.

        (ii) Rival's authorized and issued capital stock is as set forth herein.

        (iii) The execution and adoption of this agreement have been duly authorized by Rival in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

     19.5. SUBCO'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Subco set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

    19.6. SUBCO'S COVENANTS. Subco shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.


    19.7. APPROVAL. This agreement shall have been approved by Subco in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

    19.8. SUPPORTING DOCUMENTS OF SUBCO. Subco shall have delivered to Tracker supporting documents in form and substance satisfactory to Tracker to the effect that:

        (i) Subco is a corporation duly organized, validly existing, and in good standing.

        (ii) Subco's authorized and issued capital stock is as set forth herein.

        (iii) The execution and adoption of this agreement have been duly authorized by Subco in such manner as is required by law including all appropriate action by directors and, if required, by shareholders

    20. CONDITIONS PRECEDENT TO OBLIGATION OF RIVAL. Rival's obligation to consummate the Merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by Rival:

    20.1. TRACKER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Tracker set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

    20.2. TRACKER'S COVENANTS. Tracker shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

    20.3. APPROVAL. This Agreement shall have been approved by Tracker in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

   20.4. SUPPORTING DOCUMENTS OF TRACKER. Tracker shall have delivered to Rival supporting documents in form and substance satisfactory to Rival to the effect that:

        (i) Tracker is a corporation duly organized, validly existing, and in good standing.

        (ii) Tracker's authorized and issued capital stock is as set forth herein.

        (iii) The execution and adoption of this Agreement have been duly authorized by Tracker in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

    21. ACCESS. From the date hereof to the Merger Date, Rival, Subco and Tracker shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request.
 If the Merger is not consummated, all documents received in connection with this agreement shall be returned to the party furnishing such documents, and all information so received shall be treated as confidential.

    22.  CLOSING.


    22.1. The transfers and deliveries to be made pursuant to this agreement (the "Closing") shall be made by and take place at the offices of the Exchange Agent or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

    22.2. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

    22.3. At the Closing, Tracker shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Rival:

        (i) a list of the holders of record of the shares of Tracker Common Stock being exchanged, with an itemization of the number of shares held by each, the address of each holder, and the aggregate number of shares of Rival Common Stock to be issued to each holder;

        (ii) evidence of the execution and adoption of this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders;

        (iii) certified copies of the resolutions of the board of directors of
Tracker authorizing the execution of this agreement and the consummation of the Merger;

        (iv) the Tracker Financial Statements;

        (v) secretary's certificate of incumbency of the officers and directors of Tracker;

        (vi) any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein; and

        (vii) the share certificates for the outstanding Common Stock of Tracker to be exchanged hereunder each share certificate duly endorsed for transfer.

    22.4. At the Closing, Rival shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Tracker:

        (i) evidence of the execution and adoption of this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders;

        (ii) certificate of the Secretary of State of its state of incorporation as of a recent date as to the good standing of Rival;

        (iii) certified copies of the resolutions of the board of directors of
Rival authorizing the execution of this agreement and the consummation of the Merger;

        (iv) secretary's certificate of incumbency of the officers and directors of Rival;


        (v) any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein;

        (vi) the share certificates of Rival (the "Rival Certificates") to be delivered to the shareholders of Tracker hereunder, in proper names and amounts, as instructed by the Exchange Agent, and bearing legends, if any, required and appropriate under applicable securities laws; and

   22.5 RELEASE OF CONSIDERATION. Upon filing of the Articles of
Merger and
Certificate of Merger, the Exchange Agent is expressly authorized to:

          (1)  deliver the Tracker Certificates to Rival;

          (2)  deliver the Rival Certificates to the Tracker Shareholders;
and

          (3) deliver Cdn$5,000, Cdn$5,000 and Cdn$20,000 to the Tracker Shareholders.

    23. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Constituent Corporations set out herein shall survive the Merger Date.

  24.ASSUMPTION OF REPORTING OBLIGAGTIONS. Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Commission, Rival will elect to become the successor issuer to Tracker for reporting purposes under the Securities Exchange Act of 1934.

25.  ARBITRATION.

   25.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the District of Columbia.

   25.2. CONSENT TO JURISDICTION, SITUS AND JUDGMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the District of Columbia. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

   25.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Nevada, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

   25.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.


    25.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

    25.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

    25.7 MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

    25.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other
(except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

    25.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this Agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This Agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

    25.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

    26.  GENERAL PROVISIONS.

    26.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

    26.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

    26.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

    26.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

       If to Tracker, to:	 		700-625 Howe Street
Vancouver, B.C. V6C 2T6


       If to Rival, to:			#200, 100 Park Royal
West Vancouver BC V7T 1A2

       If to Subco, to:			#200, 100 Park Royal
West Vancouver BC V7T 1A2



     27. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

    28. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

    29. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

    30. EXCHANGE AGENT AND CLOSING DATE. The Exchange Agent shall be Maitland & Company 700-625 Howe Street Vancouver B.C. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this Agreement unless extended by mutual consent of the parties.

    31. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and, as desired, consulted with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.


    32. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

    33. EFFECTIVE DATE. This effective date of this agreement shall be May 28, 2002.

       IN WITNESS WHEREOF, the parties have executed this Agreement.


TRACKER CAPITAL, CORP.


 By:   \s\ Jeff Lightfoot_
------------------------------------
          Jeff Lightfoot, President


 RIVAL TECHNOLOGIES INC.	RIVAL TECHNOLOGIES
(DELAWARE) CORP.


  By:  \s\ Elio Guglielmi   		By: 		\s\ Robin J. Harvey
----------------------------------	---------------------------------------
          Elio Guglielmi, President			Robin J. Harvey, President


CERTIFICATE OF SECRETARY [ASSISTANT SECRETARY] OF
TRACKER CAPITAL CORP.

Written consent has been given to the adoption of the foregoing
Agreement and Plan of Merger by the holders of all of the outstanding stock of Tracker Capital, Corp. in accordance with the provisions of
Article 23.b.11 of the Delaware Business Corporations Act.

Dated: Delaware   May 28, 2002


\s\ Jeff Lightfoot
-----------------------------
Jeffery Lightfoot, Secretary


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